PRUDENT BEAR FUNDS, INC.           ANNUAL REPORT             SEPTEMBER 30, 2002

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                            PRUDENT SAFE HARBOR FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

 PRUDENT BEAR FUND

     Date    Prudent Bear Fund - No Load Shares   S&P 500      NASDAQ Composite
     ----    ----------------------------------   -------      ----------------
   12/28/95               $10,000                 $10,000           $10,000
    3/31/96                $9,520                 $10,568           $10,479
    9/30/96                $8,880                 $11,384           $11,694
    3/31/97                $9,018                 $12,663           $11,663
    9/30/97                $7,420                 $15,988           $16,181
    3/31/98                $6,822                 $18,741           $17,570
    9/30/98                $7,692                 $17,435           $16,231
    3/31/99                $4,866                 $22,201           $23,609
    9/30/99                $4,910                 $22,282           $26,359
    3/31/00                $4,136                 $26,184           $43,937
    9/30/00                $4,441                 $25,242           $35,469
    3/31/01                $6,284                 $20,508           $17,829
    9/30/01                $7,495                 $18,522           $14,545
    3/31/02                $6,391                 $20,558           $17,938
    9/30/02               $10,154                 $14,728           $11,414

                    For the period ended September 30, 2002

                                                Annualized
                                 -----------------------------------------
                                 One              Five             Since
                                 Year             Year           Inception
                                 ----             ----           ---------
     Prudent Bear Fund -
       No Load Shares           35.47%            6.48%            0.23%
     S&P 500                   (20.49)%          (1.63)%           5.90%
     NASDAQ Composite          (21.80)%          (7.01)%           1.98%

     Date    Prudent Bear Fund - Class C Shares    S&P 500     NASDAQ Composite
     ----    ----------------------------------    -------     ----------------
     2/8/99               $10,000                  $10,000          $10,000
    3/31/99                $9,331                  $10,363          $10,376
    6/30/99                $8,075                  $11,093          $11,327
    9/30/99                $9,393                  $10,401          $11,585
   12/31/99                $7,945                  $11,948          $11,175
    3/31/00                $7,858                  $12,222          $19,310
    6/30/00                $8,184                  $11,898          $16,829
    9/30/00                $8,423                  $11,782          $15,589
   12/31/00               $10,298                  $10,860          $10,505
    3/31/01               $11,883                   $9,573           $7,836
    6/30/01                $9,981                  $10,133           $9,211
    9/30/01               $14,101                   $8,646           $6,392
   12/31/01               $10,948                   $9,570           $8,325
    3/31/02               $11,947                   $9,596           $7,884
    6/30/02               $16,131                   $8,310           $6,256
    9/30/02               $18,920                   $6,875           $5,016

                    For the period ended September 30, 2002

                                                       Annualized
                                                         Since
                                    One Year           Inception
                                    --------           ---------
       Prudent Bear Fund -
         Class C Shares              34.18%              19.14%
       S&P 500                      (20.49)%             (9.78)%
       NASDAQ Composite             (21.80)%            (17.26)%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. These charts assume an initial gross investment of $10,000 made on 12/28/95 and 2/08/99 (commencement of operations) for the No Load Shares and Class C Shares, respectively. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

PRUDENT SAFE HARBOR FUND

                                    Salomon Smith Barney       Merrill Lynch
                 Prudent Safe       European World Govt.         Pan-Europe
    Date         Harbor Fund             Bond Index             Govt. Index
    ----         -----------        --------------------        -----------
    2/2/00         $10,000                 $10,000                $10,000
   3/31/00          $9,878                 $10,035                $10,074
   6/30/00          $9,709                 $10,057                $10,124
   9/30/00          $9,340                  $9,435                $10,248
  12/31/00          $9,398                 $10,308                $10,489
   3/31/01          $9,016                  $9,890                $10,659
   6/30/01          $9,026                  $9,464                $10,752
   9/30/01          $9,578                 $10,473                $11,019
  12/31/01          $9,663                 $10,355                $11,104
   3/31/02         $10,354                 $10,089                $11,116
   6/30/02         $11,518                 $11,696                $11,315
   9/30/02         $11,736                 $12,323                $11,604

                    For the period ended September 30, 2002

                                                                 Annualized
                                                                   Since
                                              One Year           Inception
                                              --------           ---------
     Prudent Safe Harbor Fund                  22.54%              6.20%
     Salomon Smith Barney European
       World Government Bond Index (WGBI)      17.65%              8.16%
     Merrill Lynch Pan Europe
       Government Index, 1-3 years              5.31%              5.74%

The Salomon Smith Barney European World Government Bond Index (WGBI) consists of those fifteen sectors of the Salomon Smith Barney WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Pan-Europe Government Index tracks the total return performance of the outstanding debt of European sovereign issuers. It is a market capitalization-weighted basket comprising Euro participant, Denmark, Sweden, Switzerland, and U.K. sovereign bonds issued in their respective domestic markets and denominated in their local currency. This index is further segmented by debt issues maturing from 1-3 years. These charts assume an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

PRUDENT BEAR FUNDS, INC.

                                                              September 30, 2002

Dear Shareholder,

The Prudent Bear Fund No-Load shares returned 17.54% in the third quarter while the S&P 500 lost 17.28% and the NASDAQ lost 19.90%. For the six months ended September 30, 2002, the fund returned 58.89% while the S&P 500 lost 28.36% and the NASDAQ lost 36.49%. For the 12 months, the fund returned 35.47% compared to a loss of 20.49% for the S&P 500 and a loss of 21.80% for the NASDAQ. Consistent with our investment philosophy, the fund held more short than long equity positions throughout the period. Gains from short positions in individual stocks, indexes, and futures positions, along with gains from put options, and to a lesser extent, profitable long investments (primarily gold stocks), were responsible for the fund's performance. As a result, the Prudent Bear Fund continued to help protect investors during a particularly severe downward leg of the secular bear market. Selling was so intense late in the third quarter that the market appeared technically poised to rally, so the fund ended the period with less short exposure than usual. The fund has maintained this more conservative posture as we approach calendar year-end. However, the fund remains far more short than long as we are convinced that this bear market has further to run. We will increase exposure once we believe the risk of continued sharp rallies has been reduced. The Prudent Safe Harbor Fund returned 13.35% for the six months and 22.54% for the 12 months ended September 30, 2002. The fund benefited from a strong rally in gold stocks in the first six months of the period. In the last six months of the period, the fund benefited from a weakening dollar, a rally in gold and gold stocks, and falling short-term interest rates (higher bond prices).

The question seemingly on every investor's mind is, "Shouldn't the pain be about overo" This bear market to date has been more severe than any bear market since the 1930s, so the consensus expectation is that it should be about complete. After growing accustomed to an 18-year bull market, investors feel entitled to rising prices, and the pundits continue to tell them that they lay right around the corner. I will attempt to make a strong case in this letter that this indeed is not the case, and that unfortunately we are still relatively early in this secular bear market.

There is a certain symmetry in financial markets, just as there is in life. The larger the excesses, the more extreme will be the adjustments back to fair value. This secular bull market, which culminated during the first quarter of 2000, was the greatest in a century. Understanding symmetry, is there any reason to expect that the secular bear market that corrects that bull market's excesses won't also be the greatest in the last 100 yearso We don't think so.

Several facts lead us to believe that we are not yet close to a new bull cycle, with two important ones being: 1.) The stock market is NOT cheap, and 2.) There has not been REAL investor capitulation. To us, it appears that anybody looking objectively at the U.S. market today would conclude that it remains hopelessly overvalued on a host of measures: the ratio of the market cap to GDP, Tobin's Q, and price/earnings ratios. Stocks are trading at 40-50 times Standard & Poor's trailing "Core Earnings." This new measure strips away much of a company's ability to put the best face possible on operating results. According to S&P, "_Core Earnings focuses on the results of a company's core business. It excludes items, such as litigation costs, that are outside the core business, and includes items, such as employee stock option grants, that are part of the core business." S&P has calculated two versions of Core Earnings and stocks trade around 40 times the more liberal measure (which ignores certain pension costs). Stocks also remain expensive based on dividend yields.

In addition, we are only now beginning to see widespread household liquidation of mutual fund holdings. This persistent pattern of liquidation began only after the bear market was two years old and the decline in the major indices exceeded 30%. One of our data samples indicates light inflows may have resumed in early November. However, these are weak indicated flows despite an 18% prior rally, and are more consistent with an overall tendency toward redemptions than anything else. History tells us that once these outflows start in earnest, they can last for a long time. The cumulative outflows so far have been very brief, and are only a very small fraction of the prior inflows.

So those are good reasons as to why a bull market is not about to begin, but then investors always ask us "how low could this market goo" According to Dr. Peter Bernstein, the average bear market in the last century has given back from its high 20.5 quarters of previous gains, or a little more than five years of previous gains. Therefore, if the present bear market is an average bear market, the indices will decline to around their 1995 level - in the case of the Dow, about 4000. The problem however, is that this bear market is not shaping up as an "average bear market" but something far more serious. First of all, we must understand the 1982-2000 bull market wasn't an average bull market, but the longest bull market in the history of the United States.

Following the 1929 peak, when valuations were far lower and the nation's debt status much less severe, the market gave back 7.5 years of previous gains. The brief 1970 bear market and the sharp 1973-1974 bear markets gave back, respectively, seven and eight years of previous gains. Therefore, one could expect this bear market to give back a very minimum of eight years of previous gains taking us to about 3200 on the Dow. But we are convinced that this bear market will correct for previous gains going back to around 1990 or about ten years, which would take the index down to about 2500. We also thank Dr. Mark Faber for this prescient analysis.

Now let's look at the economic landscape for a while which also confirms our thinking that we indeed have significant trouble ahead. To begin with, we're still in a jobless recovery. New claims for unemployment insurance remain around the 400,000 mark, while layoffs and "cost cutting" remain the order of the day among corporations. The employment picture seems to get uglier by the day and nothing instills a greater sense of restraint in consumers than fear of losing their jobs. The unbelievable resilience of an overextended American consumer could well be drawing to a close and let there be no doubt that the U.S. consumer has kept the economy growing over the last two years.

Companies are still retrenching as corporate profits continue to decline and we expect that the pace of the job cutbacks will likely accelerate. This raises a huge question mark over the sustainability of consumer spending. All of this is ominous for the U.S. economy and for a U.S.-centric global economy. For too long the American consumer has been the bedrock of support on both counts. Overextended households have done their best to ignore the devastating loss of equity wealth. Yet behavioral finance tells us it's only a matter of time before the denial cracks and consumers feel the full force of a possible asymmetrical wealth effect. At the same time, the life-cycle savings hypothesis argues that the saving-short consumers ultimately have no choice but to shift away from spending and toward saving. The recent data flow hints that such impacts may not be idle conjecture. Consumer spending declined by 0.4% in September - while the savings rate rose to 4.2% versus 3.4% in August.

We have experienced an interest rate collapse, a historic refinancing boom, and the "easiest" money imaginable in the consumer finance arena. Yet, continued booming consumer borrowing and spending is barely keeping the maladjusted economy afloat. Today the consumer is waterlogged and exhausted. The consumption-based economy looks weathered and frail.

OVERALL ECONOMY

GDP rose strongly in the third quarter, but that paints a misleading picture of the economy's underlying trend. It is our sense that economists' focus on GDP growth is missing important nuances of contemporary "output." Should we give the same weight to the "output" of lawyers, insurance salesmen, and mortgage brokers as we do to the output of manufacturerso

From the Bureau of Economic Analysis: "The 2001 economic slowdown was mild by historical standards because of strong growth in real GDP for private services-producing industries that helped to offset sharp declines in real GDP for private goods-producing industries_ In 2001, real GDP for private services-producing industries increased 1.7 percent, while private goods-producing industries dropped 4.2 percent, primarily reflecting a 6.0 percent drop in manufacturing_ Growth was led by such large private services-producing industries as communications (12.3 percent); retail trade (4.6 percent); finance, insurance, and real estate (FIRE) (2.8 percent); and services (0.9 percent). Declines, particularly in the manufacturing industries, were steep. Durable-goods manufacturing decreased 5.2 percent, and non-durable-goods manufacturing decreased 7.1 percent."

Yet the constant refrain of Wall Street economists and strategists is of a fundamentally sound economy and "If only we had more lending, we could stimulate more consumption to keep the economy thriving." In our view, it will simply be impossible for the impaired U.S. credit system to generate sufficient monetary stimulus to sustain the maladjusted economy. It is both wrong and simplistic to characterize our current problems as a simple case of insufficient money and credit. It is more a symptom of TOO MUCH wasted finance that should have never been created in the first place. It is not so much "debt deflation" per se that we are on the threshold of experiencing, as it is a NECESSARY REVALUATION AND A CORRECTION OF PRIOR CREDIT EXCESSES.

The current period is eerily reminiscent of the late 1920s and early 1930s. Regrettably, the debates that took place relating to prices, markets, and monetary management were anything but satisfactorily resolved in the economic history books. In the end, the Monetarists "won" the debate and historical accounts of the period were revised to blame the Depression on a shortage of money and liquidity.

In our view, they got it absolutely wrong and we are paying the price for this mistake today. Amazingly, virtually no one today is willing to admit that Federal Reserve policy has been an unmitigated disaster, just like it was in the late 1920s, as the problem was too much credit, which caused inflation in asset prices, which caused massive imbalances and a maladjusted economy. What we have today is so far removed from sound money, with the lunatics directing the governors of the asylum to pump in only stronger laughing gas, or more money, or better yet said, "more debt." My associate Doug Noland has written about these credit excesses for years in his widely acclaimed Credit Bubble Bulletin on our website, which largely serves as the basis for this shareholders' letter.

Most economists today recommend more accommodative monetary policy as the price-level, profit, financial market, and economic elixir. That the recent massive increase of easy money has failed to work its magic only emboldens the inflationists to cheer for ever-heavier doses of credit. Thus continues the slippery slope to absolute monetary recklessness.

Meanwhile, the financial sphere enjoys tremendous "profits" from the unrelenting credit expansion, although the bounty looks increasingly in jeopardy. So the specter of deflation is today's evil villain to be eliminated with virtually free money (and greater financial windfalls for the financiers). If we can only elevate earnings and stock prices, the boom can run indefinitely, they say. The Monetarists, "Keynesians," and "Kudlowians" clamor for more "liquidity" and "high powered money" in the face of an over-liquefied credit market and endless non-bank credit creation.

This type of thinking is absolutely flawed and dangerous. We doubt history provides a more ironclad case against discretionary monetary management, but unfortunately, today's economists haven't understood the great lessons taught 50-60 years ago. For too long, the day of reckoning for past credit and speculative excess has been postponed by nurturing only greater financial and economic imbalances. How the Fed has grossly mismanaged this unfolding fiasco goes directly back to historical revisionism of the overriding causes of the Great Depression. We have never doubted that the answer to financial and economic ills would not be found with more credit. This was explained by some legendary economists from decades ago. This key issue goes all the way back to John Law's great fallacy: that economic wealth can be created simply by providing additional money ("finance"). It is also interesting to note that much of today's spurious analysis prefers the "Keynesian" label when it would be more aptly termed "John Lawsian Inflationism," after the infamous financier of Mississippi Bubble fame. We also should have learned from the economic woes of South America that printing more money does not create more wealth.

However, the reality is that credit and speculative excess only begets additional excess and unpredictable (in the current case, elongated) boom and bust cycles. Over time, the financial system has become hopelessly dysfunctional, as unlimited finance has been directed to sectors providing greater financial gains rather than economic returns. Financial "profits," as opposed to true economic profits, govern the economy like never before. Faulty monetary processes - where money and credit are created and directed into the economy - only become more indelible. This ensures that finance is created in excess and misallocated, with the quality of new debt poor and worsening.

We have recently experienced an unprecedented ballooning in non-productive debt throughout the system. Since the beginning of 1996 (26 quarters), total credit market debt has increased by $12 trillion, or 65%. Of this total, financial sector debt has jumped by 130% to $9.8 trillion. Non-financial credit market borrowings rose 46%. To make matters worse, this credit explosion has run concomitant with a shrinking manufacturing base. Sure, a community with an over-active credit mechanism does afford the seductive opportunity to "profit" from increased leisure "services" (such as providing back rubs and preparing each other meals while importing goods from elsewhere). And the resulting financial "wealth" creation is likely then transmitted to rising home prices and a self-reinforcing but unsustainable and precarious boom. But make no mistake; this mirage of prosperity only survives as long as additional money and credit are forthcoming. At the end of the day, the "services" providers (back-rubbers and cooks) are left with a lot of financial claims but not much in the way of economic value supporting them. As an economy, we will have no choice but to cut way back on "services" and consumption and focus our energies on producing things that we and our trading partners would like to consume.

We've witnessed incredible reckless credit and speculative excess over the years. Over time, only more dangerous excesses have been perpetrated in an effort to avoid the necessary pain of working off the previous financial follies. The Fed and financial sector continue to work diligently to avoid (postpone) learning lessons as they fight credit problems with more credit, compensating for bursting bubbles by creating even larger bubbles. Yet, if the Fed saw no alternative than to collapse interest rates in response to the collapsing NASDAQ Bubble, shouldn't they at least have moved to restrain the over-aggressive mortgage finance sectoro After all, it doesn't take rocket science to recognize that speculative impulses had become imbedded in the marketplace, that the speculating "infrastructure" was firmly in place on Wall Street, and that the methods of creating unlimited finance for the purpose of leveraged speculation had been mastered throughout the financial system. To protect financial stability, the Fed should have warded off mounting lending and speculative excesses. This indeed should be the mission of the Federal Reserve, "to protect financial stability." Instead they nurtured and supported these dangerous speculative impulses.

Still apparently unrecognized by most, the 1990s boom was fueled largely by non-bank credit creation, much of it marketable securities, outside of the control of the Federal Reserve. The government-sponsored enterprises and the asset/mortgage-backed securities markets have been conspicuous in this regard. And while total credit market debt expanded $12 trillion over the past 26 quarters, Federal Reserve assets increased by only about $240 billion. There is today resolute confidence that the Fed can easily expand its securities holdings if it desires to combat economic weakness or, worse yet, deflation. But with a credit bubble of this magnitude, it would take trillions of new credit created in the markets to sustain the bubble, rather than billions of Fed balance sheet expansion. The longer the bubble is allowed to run, the more it becomes outside of the Fed's control.

There is today a populas opinion that there are no costs associated with Fed rate cuts, thus every reason to aggressively cut first and ask questions later. While our central bankers were determined to avoid learning lessons from the Japanese bubble experience and from the 1920s, they do appreciate that it is expedient to "learn" from dismal post-Bubble struggles - the key is to move early and move aggressively. But such policies are throwing gas on a fire of gross excess throughout the financial sphere.

Our analysis convinces us that this is precisely the recipe that led to a hopelessly deranged financial sphere that was resolved with the 1930s financial collapse and the Great Depression. It is our view that the post 9/11 aggressive rate cuts (and consequent blow-off excesses throughout mortgage finance and credit market speculation) were an even greater mistake than the post-Russia/LTCM cuts and "reliquification" that fueled the fateful technology/stock market speculative blow-off. Consider the massive costs of that policy error. Incredibly, no one will step up and admit we have set course for financial disaster. Sure, ultra-easy money has stimulated unprecedented household borrowings. These spikes in demand for homes and autos have kept GDP advancing for a few additional quarters. But this will ensure a huge future price to pay for artificially inflating sales. It was absolutely irresponsible monetary policy to actively stimulate consumer over-borrowing and spending in this manner
- in a desperate attempt to sustain unsustainable boom-time demand. History will show this to have been a disastrous mistake.

If, like the early 1990s, we were suffering merely from a credit crunch, Fed "reliquification" could reinvigorate the impaired credit system. But today, additional credit creation only feeds an out-of-control financial sphere and further distorts the structure of the real economy. Neither credit crunch nor deflation is the issue today. The issue is that we have no alternative but to deal with faltering credit, speculative, and economic bubbles of historic proportions. We believe we have created a dangerous monetary gamble with great risk and NO possibility for success. There is no changing the harsh reality of the historic credit bubble that has resulted in a fragile financial sector and horribly maladjusted economy. Unfortunately, no amount of "money" can "right" the system, only extend the wrong and create even greater imbalances.

The collapsing stock market bubble is not the central issue for today, but it should be recognized as crucial evidence of much greater systemic ills inflicted by "contemporary finance" and excessive stimuli. Similar speculative and inflationary dynamics that fostered stock market booms and busts have also dominated the expansive global "risk" markets (predominantly credit market related), and that much of contemporary "structured finance" is more aptly named "speculative finance." The residual is an unfathomable and increasingly onerous mountain of global financial claims (mostly debt).

HOUSING BUBBLE

It truly has been the mortgage finance bubble keeping the consumer spending and the U.S. economy "resilient." As much as Chairman Alan Greenspan would like to deny it, we have been in a housing bubble for some time. Furthermore, we are likely in the late stages of a classic blow-off market top. Greenspan's assertion that there is no housing bubble is analogous to an investment banker stating in 1999 that there was no telecom debt bubble because few companies were defaulting. Just give it time_ The key to identifying bubbles, of course, is in protracted credit excess. Distress arrives when credit excess inevitably subsides. Asset inflation then reverses course, credit availability disappears, and credit losses quickly emerge. This year's record pace and September's 13.3% spectacular rise of new home sales smack strongly of a top. New homes have been selling at an unprecedented one million unit pace. September's average price of $218,100 was up another 7.3% year-over-year, on top of years of steady price inflation. New home sales are on pace to surpass last year's record 908,000 new homes sold by about 5%. It is worth noting that new homes sold at an annualized rate of about 600,000 units during the first five years of the 1990s, surpassing 700,000 units for the first time during 1997, 800,000 during 1998, and 900,000 for the first time last year. Existing home sales are also on pace for another record year.

In California, year-over-year price gains of 17.3% through September, to $323,310, remain phenomenal. But sharp sales declines are a troubling sign. Statewide single-family sales were down 12.3% from August. In fact, single-family sales were only 3.9% above depressed levels from September 2001. Interestingly, sales were down 25% from August and more in key upper-end markets in Monterey County, Santa Cruz County, Santa Barbara and Ventura County. Anecdotal accounts have sales slowing and inventory building in many key housing markets.

It is unbelievable, but it appears that we will see total mortgage credit GROWTH surpass $800 billion this year, with a growth rate in the neighborhood of 12%. This $800 billion will put five-year total mortgage debt growth at almost $2.5 trillion, or about 48%. Even during the late 1980s real estate lending excess, total annual mortgage credit growth averaged only about $300 billion (1987 to 1989). It is an amazing phenomenon of protracted bull markets (especially contemporary ones buttressed by uncontrolled fiat money, runaway Credit systems and endemic speculation) that they invariably end with a wild terminal phase of gross speculative excess. After witnessing a "once in a lifetime" spectacular NASDAQ/stock market blow-off, we are now afforded the unfortunate opportunity of viewing a development of similar historic proportions today throughout mortgage finance. To make matters worse, it is our fear that unprecedented mortgage debt is being acquired by highly leveraged interest rate speculators. That this has become the "hot" financial speculation at this stage of the credit and economic cycles should be recognized as a debacle in the making.

Only time will tell as to the level of leveraged speculation and to what extent troubled borrowers are extracting every penny of equity in a desperate attempt to stay afloat. But there is absolutely no doubt that tens of billions of problematic credit card debt is being transformed into mortgage balances. There is no doubt that equity extraction has financed unprecedented consumption. And it is inarguable that leveraged speculation has played an instrumental role as "financier."

Recently, bankers have begun selectively tightening underwriting standards and building loan-loss reserves against increases in real estate loan delinquencies and defaults. We strongly believe that this growing concern among lenders represents a turning point in the real estate debate. As we witnessed with the telecom debt bubble, it is amazing how fast perceptions can change. And bubbles do not respond well to any tempering of credit availability. Yet such a troublesome circumstance is inevitable, as all great bubbles must come to an end.

Considering the fact that we are in the midst of unprecedented mortgage credit creation, one would surely not expect credit problems to be a significant issue. But at mortgage insurers such as MGIC and Radian, delinquencies and losses have increased significantly. This does not bode well for the time when mortgage lending inevitably slows.

We are highly confident that the models employed by the likes of the REITS, Fannie and Freddie, the mortgage insurers, banks and S&Ls, are underestimating future credit losses. Yet based on these models, the vice chairman of Fannie Mae was recently quoted as follows when she spoke of the rosy outlook for housing for the rest of the decade: "We can deliver the best decade for housing we've ever seen_ There are some misconceptions about what it takes to buy a home... Too many Americans still think it's necessary to put 20 percent down on a house or have perfect credit and don't realize underwriting innovations have allowed homebuyers to put down 1 percent - or even nothing - and still purchase a home." And this is no bubble being caused by dysfunctional credit excess?

We can only hope that the damage caused by this year's speculative "blow-off" within the great mortgage finance bubble is not the unmitigated disaster for the consumer sector that the 1999 telecom debt "blow-off" has proved to be for the corporate sector. It is a central facet of Credit Bubble analysis (as we learned from the Austrian school of economics) that the resulting damage during the bust will be proportional to the nature and degree of excess during the boom. As we have witnessed, risk grows exponentially through the life of the boom. Not only does the quality of individual credits deteriorate over time, but also the quantity of new (weak) credits grows at a compounding rate. Moreover, the structural impact to the real economy becomes more extreme at the late stages of the speculative credit cycle (distortions, both financial and economic, accumulate on top of distortions). The telecom credit bubble provides an historic example of these dynamics, as extreme lending excess created an industry devoid of economic profits and lacking the necessary cash flow to service mushroomed debt levels. The industry has been irreparably decimated, while lenders are facing years of impairment.

The Fed's response has been to make "loose money" history's most accommodative ("loosest"). The economic community is now fixated on the benefits a consumer receives from refinancing at a lower interest rate, while extracting equity to support spending. But what are the systemic consequences if the entire country does it, and are they permanent or transitory, stabilizing or destabilizingo Well, we have witnessed how the mortgage finance bubble has both supported boom-time over-consumption and augmented financial sector liquidity. But the economic consensus is again seriously erring in its analysis. They are once more extrapolating absolutely unsustainable excesses from the "terminal stage" of the bubble. Moreover, the consensus does not appreciate the transitory nature of the monetary affects of this bubble or the heightened financial fragility that will be the legacy of this ill-advised mortgage finance free-for-all. The telecom/IT sector provided a seemingly wonderful mechanism for monetary stimulation (with few visible problematic inflationary manifestations); that is until its increasingly voracious appetite for new credits could not be satisfied and the bubble began to implode.

Nor will the simple elixir of cutting rates restore the boom times quickly:
Excess capacity and inventory of servers, storage, PCs, network equipment, fiber optic lines, semiconductors and software are the legacy of the multi-year buying binge that occurred in the 1990s, aided and abetted by the largesse of the Federal Reserve and overheated financial sector. Lower interest rates and more Fed credit are not the answer to the tech industry's problems. The industry requires a period of sustained contraction and consolidation to become healthier. Based upon the excesses still in the system, this process still has much longer to run and no amount of loose money will change that fact.

Consider the example of Intel, long one of Wall Street's "growth stocks." Based on the company's most recent forecasts, analysts are now expecting 2003 quarterly revenues to come in around $6.5 billion, essentially the same level that Intel reported in the first quarter of 1997, SIX FULL YEARS AGO. The company has built more capacity than it can use and the corresponding rise in costs is continuing to pressure gross margins. Meanwhile, consumers are demanding $300 PCs. Intel's current cost structure cannot be sustained with this reality, which means more likely disappointment ahead.

Nor is there any evidence of recovery in the telecom and network equipment business. Lucent has just announced a further 10,000 job cuts in an attempt to outrace "the precipitous decline in spending, particularly in North America." Motorola has slashed its Q4 and 2003 forecasts. In addition to the fall-off in wireless handset orders, wireless equipment orders plunged 44% year-over-year and broadband communications orders plummeted by 48%. JDS Uniphase has sharply lowered Q4 revenue forecasts and projected further job cuts. Corning has recently announced the closure of three more optical fiber plants and laid off a further 2,200 employees. Cisco Systems announced lower revenue forecasts for the fourth quarter; its book-to-bill ratio fell below 1.0 for the first time in years, rendering even these more cautious forecasts somewhat suspect. The list goes on.

SPECULATIVE CAPITAL FLOWS

Reportedly, the amount invested with the hedge fund community is approaching $800 billion. Throw in their leveraged positions, along with those operating like hedge funds, the Wall Street proprietary trading desks and other speculators, and performance chasing retail mutual fund "investors," and you have truly unfathomable speculative flows that have come to dominate the marketplace. More and more hedge fund managers are reporting that they cannot generate positive returns because the market is losing liquidity and they have so many competitors. Fund-of-fund managers report that such complaints from hedge fund managers are legion. Proprietary traders at investment banks are having a similar experience.

On the recent violent rally off the early October low, hedge funds, which were in aggregate very short at the bottom, reportedly have been covering. At the same time the public has redeemed equity mutual funds into the rally. This is in contrast to their more positive household behavior on prior rallies since the top in 2000. It appears that the public is leaving the market, forcing hedge funds to trade more and more with themselves.

This may be forcing hedge funds to take directional bets to generate returns.
In recent years, the total volume of funds that have gone into long/short equity hedge funds may have risen to many hundreds of billions of dollars on a global basis. Many of these funds employ leverage; as a consequence their aggregate positions may be two or more times their net asset value, and they are now a major class of stock market participant. Most of these funds try to trade actively from both the short and long side of the stock market. Their very active trading strategies imply that their role in daily market activity greatly exceeds their share of the aggregate equity market portfolio.

Today, hedge funds and other speculators are often seeking to profit from the selling of stocks and corporate bonds, as opposed to purchasing them. We also have some of the leading financial institutions with leveraged exposure to both the financial assets they hold and the derivative protection they have written. This exposure (and the systemic ramifications) leads to aggressive trend-following selling from the risk averse, as well as the gains-seeking speculators. This process engenders additional hedging-related selling from the derivative traders in a self-reinforcing spiral that holds the potential to lead to financial collapse. That key derivative players such as JP Morgan Chase and the European financial institutions are facing mounting difficulties is increasingly looking like a decisive blow to "structured finance." The risk averse may now gravitate away from the securities these institutions either directly or indirectly support. The above-mentioned institutions have been instrumental players in providing credit availability throughout the U.S. system. These institutions are at the very epicenter of "structured finance," and any loss in confidence in a major player is a blow to the entire system.

This "New Age" system of structured finance has created greater credit availability during the boom. What then, are the consequences to the financial system and the economy if this untested system - that has come to absolutely dominate credit creation - falterso If it becomes more enticing for the speculators to sell securities, while the dynamic "delta" hedgers are forced to short securities to hedge their exposure, who will be the buyerso What if a preponderance of performance-chasing speculators and dynamic hedgers turn into sellers instead of buyerso Will the economy not be strangled from a systemic credit cruncho Doesn't it become one chaotic and unstable bet on system stability - a battle between those speculators betting the system holds and financial asset prices recover, matched against those speculating that individual companies and the general economy will face mounting troubleso At the minimum, isn't this a complete breakdown of the capital allocation process?

PROBLEMS IN ASSET BACKED SECURITIES MARKETS

With the confluence of over-leverage, fraud, the collapse of the technology/telecom bubble, and a deteriorating general business environment, the corporate bond market has gone through a punishing dislocation. The risk-averse marketplace has been closed to the vast majority of American corporations, many desperately in need of additional borrowings. The capacity for Wall Street to create palatable top-rated securities in this environment has played a critical role supporting the business sector and general economy. The booming asset-backed securities marketplace has played an instrumental role. But this sector is now under heightened stress. There were an unprecedented 280 downgrades of U.S. asset-backed securities in the third quarter - more than double the 132 of the second quarter. In all of 2001, there were only 245.

We have seen mounting problems in sub-prime credit cards and a virtual collapse in the market for securities backed by manufactured housing. Recently, spreads have widened significantly in the home equity-backed area, in what appears to be a "natural" progression of credit problems associated with the bursting of the consumer bubble. Any waning of credit availability in the home equity area would be a major development. And with heightened stress for key financial players such as Capital One, Ford and Sears, there is a distinct possibility that general consumer credit availability could become a significant issue going forward. A faltering consumer sector would have dire ramifications for the entire ABS marketplace as well as the vulnerable mortgage arena.

Despite troubling signs, asset-backed security issuance remains extraordinary. Year-to-date, total issuance of $299 billion is running 22.5% above year ago levels. Remarkably, home equity issuance of $122 billion is up 73% from last year's record level. Auto-backed issuance is booming as well. New auto loan data is indicative of ultra-easy credit availability. For the third quarter, the average interest rate was 2.72% for a 58.4-month loan at 96% loan-to-value. This compares to the first quarter's 5.32% for 53.9 months at 90% loan to value.

The asset-backed issuance boom is being supported by aggressive insurance underwriting. MBIA (along with Ambac) has become an aggressive insurer of asset-backed vehicles and collateralized debt obligation (CDO) structures. Year-to-date, MBIA has written insurance on $28.9 billion of CDO exposure. This compares to $13.6 billion last year, almost doubling total CDO exposure to $65.9 billion. MBIA ended 1999 with total CDO exposure of $2.3 billion. MBIA concluded the quarter with a "Global Structured Finance" "Insured Portfolio" of $167 billion. In addition to the CDOs, the company has insured about $35 billion of asset-backs, $21 billion of home equity loans, about $20 billion of other mortgage-backed, almost $20 billion Pooled Corp. Obligations & Other, and $5 billion of other "financial risk." Over at Ambac, "adjusted gross premiums written" during the quarter of $305.6 million advanced 69% from last year's third quarter.

THE RETURN OF THE "TWIN DEFICITS"

The White House Office of Management and Budget has recently reported a fiscal year deficit of $159 billion, a swing of $286 billion from last year's surplus. This was the first deficit since 1997 and the largest since 1995. Year-over year, spending jumped 7.9% to $2.012 trillion, while revenue dropped 6.9% to $1.853 trillion (reportedly the steepest revenue drop since 1946). Individual tax receipts declined 13.7% to $994.3 billion. Corporate tax receipts declined 2% to $148 billion. Interestingly, the four consecutive years of surplus (1998-
2001) were reported by Bloomberg News as "the longest since 1927-1930." It will be quite some time before we see another surplus, with the question being how large and how quickly the deficits balloon.

As far as the external imbalances go, the U.S. trade deficit dipped slightly in September to $38.0 billion, but was still the second highest level on record. The trade gap shrank just 0.7% from the record of $38.3 billion set in August, as both imports and exports fell slightly but remained near the highest levels of the year. The September figures pushed the total trade deficit for the first nine months of 2002 to a record $317.3 billion, an increase of 17.4% from $270.3 billion in 2001.

It has been widely believed that as economic growth rates abroad (notably Asia) picked up and the U.S. economy slowed, the U.S. current account would decline significantly and there would be no further external balance problems.

There are two problems with this line of thought. First, we are now being told by the Treasury Secretary and various members of the Federal Reserve Board that the U.S. economy is on the threshold of recovery. Since there is nothing in the trade statistics to suggest an incipient recovery on the back of increased export growth, this implies a widening, rather than narrowing, current account deficit, since the domestic demand of many of America's leading trading partners (notably Europe, Japan and Latin America) remains sluggish. Second, even if one disputes this bullish assessment on the economy (which we do), we believe that the U.S. current account deficit will remain stubbornly high as a consequence of the lags in trade stemming from a multi-year overvaluation of the dollar, and a corresponding resistance to deterioration in their trade balances by other G-7 and emerging economies with high un-utilized resources. In addition, as the net external liabilities of the U.S. continue to mount, interest on this growing debt will cause the current account deficit to accelerate more than the trade deficit, thereby accelerating U.S. external debt growth.

The U.S. economy now likely has a trend rate of growth between 2.2 to 3.0%.
That is below the average real interest rate on its debt. This in turn inclines the country toward debt trap dynamics as external debt is high and the current account deficit is significant. In fact, we see the recent limited decline of the greenback as yet another stage in the long-term de-rating process of American assets. The dollar's weakness will ultimately accelerate as it comes to be recognized as the reflection of a bubble prosperity built on excess, fraud, and policy errors encouraged by a decade of cheerleading for the New Economy. This year's dollar decline suggests that the financial markets are losing their respect for U.S. policy. A loss of financial confidence is a problem that America simply cannot afford. The U.S. trade deficit is running at an annual rate of more than $400 billion and is expected to expand in the next few years to between $500 billion and $600 billion. To finance these deficits, America will have to borrow money from foreign governments and investors on an unprecedented scale, even in wartime.

Coincidentally, this was also a time when gold was rising relative to the greenback. Rarely have we seen a confluence of factors so bearish for the dollar and bullish for gold, which is why we have also established our Prudent Safe Harbor Fund.

SUMMARY

The financial system has again come under heightened stress, and it appears perched precariously near the precipice. The marketplace may begin to "connect the dots" as investors come to appreciate the deepening stress afflicting the credit system, as well as the enormous ramifications if it stumbles. Increased attention to the vulnerabilities of GE, Fannie Mae, Freddie Mac, the Wall Street firms, credit insurers and the credit bubble evoke nervousness for any company relying on the securitization market to garner additional finance.

We have reached a point where there is clearly a systemic problem, and the marketplace now has great hope that the Fed is in the process of resolving the problem. Perhaps the great credit bubble has rebounded from the brink once more.

But our credit system has bubble-binge consumption and massive current account deficits to sustain. Its work is never done. The credit system has inflated (in many cases, especially California, grossly inflated) real estate prices that it must keep levitated. The credit system has unfathomable quantities of non-productive debt whose value rests on the continued issuance of massive quantities of non-productive debt.

The bottom line is that the economy is today weakening in the midst of record low interest rates and unprecedented credit availability throughout the consumer sector. This could not be more ominous for a consumer/consumption-based economy, yet most are determined to ignore the dire implications. Credit conditions could not be more accommodative throughout the expansive mortgage-finance super-industry, yet housing is softening in many key markets. Spending is barely sustaining the massive retail/consumption sector that has ballooned over the protracted boom. Auto finance could not be more freely available, yet auto sales are weakening and U.S. manufacturers (and their behemoth finance subsidiaries) are in fights for their lives. And except for the fringes of sub-prime, credit card finance could today not be more readily available. Yet spending is stagnating.

At the same time, the financial system remains generally flush with liquidity and the dollar is holding its own, as mortgage and auto credits are being created in record volumes. Yet the U.S. and global financial systems at times appear to be coming apart at the seams. Large quantities of increasingly weak U.S. credits are barely sustaining an unruly consumption beast with a voracious and insatiable appetite. But feeding this uncontrollable animal has been a serious mistake. He's grown big and mean. The situation is only today being recognized as unacceptably burdensome.

With the financial system under stress, it is time to prepare for what appears to be an inevitable deep and protracted recession. The policy to create a mortgage finance borrowing binge until the capital spending boom could return has failed. The credit system is too impaired, chastened investors and speculators too risk-averse, and the bubble economy too maladjusted. And, the old hero, "structured finance," is indeed today's villain. Paraphrasing the great Joseph Schumpeter, people have been determined to dig in their heels and hold their ground; but the ground is about to give way. We shall continue to do our best to provide our investors a reasonable safety-net to cope with the difficult period ahead.

Sincerely,

/s/David W. Tice

David W. Tice

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

                                                                                       PRUDENT BEAR        PRUDENT SAFE
                                                                                           FUND             HARBOR FUND
                                                                                       ------------        ------------
ASSETS:
   Investments, at value (cost $456,516,971 and $119,901,140, respectively)             $472,359,298        $125,348,668
   Cash                                                                                    1,731,784                  --
   Deposit at brokers for short sales                                                      5,794,548                  --
   Receivable from broker for proceeds on securities sold short                          238,700,949                  --
   Receivable for investments sold                                                         9,492,042                  --
   Receivable for futures contracts                                                          610,875                  --
   Capital shares sold                                                                    18,190,910           2,938,792
   Dividends receivable                                                                      109,671                  --
   Interest receivable                                                                     1,994,566           2,786,436
   Other assets                                                                               25,548              11,094
                                                                                        ------------        ------------
   Total Assets                                                                          749,010,191         131,084,990
                                                                                        ------------        ------------

LIABILITIES:
   Securities sold short, at value (Proceeds of $229,695,124 and $0, respectively)       195,611,566                  --
   Payable for securities purchased                                                       17,253,216           1,115,480
   Capital shares redeemed                                                                 6,018,327           3,555,547
   Payable to Adviser                                                                        473,120              51,159
   Dividends payable on short positions                                                      187,818                  --
   Income distribution payable                                                                    --                 209
   Accrued expenses and other liabilities                                                    594,433             171,376
                                                                                        ------------        ------------
   Total Liabilities                                                                     220,138,480           4,893,771
                                                                                        ------------        ------------
NET ASSETS                                                                              $528,871,711        $126,191,219
                                                                                        ------------        ------------
                                                                                        ------------        ------------
NET ASSETS CONSIST OF:
   Capital stock                                                                        $470,316,707        $118,180,596
   Accumulated undistributed net investment income                                         5,532,116             382,114
   Accumulated undistributed net realized gain (loss) on investments sold,
     securities sold short, option contracts expired or closed and foreign currencies       (364,144)          2,094,686
   Net unrealized appreciation on:
       Investments                                                                        15,842,327           5,447,528
       Foreign currencies                                                                      2,647              86,295
       Short positions                                                                    34,083,558                  --
       Futures contracts                                                                   3,458,500                  --
                                                                                        ------------        ------------
TOTAL NET ASSETS                                                                        $528,871,711        $126,191,219
                                                                                        ------------        ------------
                                                                                        ------------        ------------
NO LOAD SHARES:
   Net Assets                                                                           $521,029,983        $126,191,219
   Shares outstanding (250,000,000 shares of $.0001 par value authorized)                 62,710,598          11,315,064
   Net Asset Value, Redemption Price and Offering Price Per Share                       $      8.31         $      11.15
                                                                                        ------------        ------------
                                                                                        ------------        ------------
CLASS C SHARES:
   Net Assets                                                                           $  7,841,728
   Shares outstanding (250,000,000 shares of $.0001 par value authorized)                    962,921
   Net Asset Value, Redemption Price and Offering Price Per Share                       $       8.14
                                                                                        ------------
                                                                                        ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2002

                                                                         PRUDENT BEAR        PRUDENT SAFE
                                                                             FUND            HARBOR FUND
                                                                         ------------        ------------
INVESTMENT INCOME:
   Interest income                                                       $  7,253,399          $1,414,902
   Dividend income on long positions
     (net of foreign taxes withheld of $76,292 and $7,055, respectively)      671,835             183,357
                                                                         ------------          ----------
   Total investment income                                                  7,925,234           1,598,259
                                                                         ------------          ----------

EXPENSES:
   Investment advisory fee                                                  3,120,967             422,675
   Administration fee                                                         225,511              55,666
   Shareholder servicing and accounting costs                                 387,152             116,404
   Custody fees                                                               135,555              29,180
   Federal and state registration                                              54,892              36,681
   Professional fees                                                           84,716              59,870
   Distribution expense - No Load shares                                      615,832             140,892
   Distribution expense - Class C shares                                       33,416                  --
   Reports to shareholders                                                     41,857              11,845
   Directors' fees and expenses                                                 4,030               2,014
   Insurance expense                                                           39,318                 982
                                                                         ------------          ----------
   Total operating expenses before expense reductions, expense
     reimbursements and dividends on short positions                        4,743,246             876,209
   Expense reductions (See Note 5)                                           (114,013)             (1,572)
   Expense reimbursement from Adviser                                              --             (30,867)
   Dividends on short positions (net of foreign taxes withheld
     of $5,387 and $0, respectively)                                          996,399                  --
                                                                         ------------          ----------
   Net expenses                                                             5,625,632             843,770
                                                                         ------------          ----------
NET INVESTMENT INCOME                                                       2,299,602             754,489
                                                                         ------------          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                                                    8,005,306           3,543,962
       Short transactions                                                  26,079,387                  --
       Option contracts expired or closed                                  16,921,641                  --
       Futures contracts closed                                            10,806,269                  --
       Foreign currency translation                                            (1,304)             54,738
                                                                         ------------          ----------
       Net realized gain                                                   61,811,299           3,598,700
                                                                         ------------          ----------
   Change in unrealized appreciation/depreciation on:
       Investments                                                         23,382,873           4,964,260
       Short positions                                                     12,662,853                  --
       Futures contracts                                                    3,495,500                  --
       Foreign currency                                                         1,757              74,643
                                                                         ------------          ----------
       Net unrealized gain                                                 39,542,983           5,038,903
                                                                         ------------          ----------
   Net realized and unrealized gain on investments                        101,354,282           8,637,603
                                                                         ------------          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $103,653,884          $9,392,092
                                                                         ------------          ----------
                                                                         ------------          ----------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            PRUDENT BEAR FUND                    PRUDENT SAFE HARBOR FUND
                                                  --------------------------------------  --------------------------------------
                                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                  SEPTEMBER 30, 2002  SEPTEMBER 30, 2001  SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                  ------------------  ------------------  ------------------  ------------------
OPERATIONS:
   Net investment income                             $  2,299,602        $  5,617,319        $    754,489         $   247,331
   Net realized gain (loss) on:
       Long transactions                                8,005,306           2,521,861           3,543,962             (64,065)
       Short transactions                              26,079,387          29,542,860                  --                  --
       Option contracts expired or closed              16,921,641          30,234,796                  --                  --
       Futures contracts closed                        10,806,269          14,142,649                  --                  --
       Foreign currency translation                        (1,304)               (593)             54,738              (6,131)
   Change in unrealized appreciation/
     depreciation on:
       Investments                                     23,382,873          (9,710,424)          4,964,260             539,694
       Short positions                                 12,662,853          14,850,790                  --                  --
       Futures contracts                                3,495,500          (1,811,495)                 --                  --
       Foreign currency                                     1,757               1,570              74,643              12,336
                                                     ------------        ------------        ------------         -----------
   Net increase in net assets
     resulting from operations                        103,653,884          85,389,333           9,392,092             729,165
                                                     ------------        ------------        ------------         -----------
DISTRIBUTIONS TO
  NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                          (4,724,707)         (7,711,412)         (1,849,472)           (190,263)
   FROM NET REALIZED GAINS                                     --                  --             (12,167)                 --
                                                     ------------        ------------        ------------         -----------
   TOTAL DISTRIBUTIONS                                 (4,724,707)         (7,711,412)         (1,861,639)           (190,263)
                                                     ------------        ------------        ------------         -----------
DISTRIBUTIONS TO
  CLASS C SHAREHOLDERS
  FROM NET INVESTMENT INCOME                              (64,110)            (30,803)                 --                  --
                                                     ------------        ------------        ------------         -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                          877,245,442         337,595,735         226,790,135          43,865,227
   Shares issued to holders in
     reinvestment of dividends                          4,142,068           6,937,599           1,673,306             171,437
   Cost of shares redeemed                           (636,587,023)       (391,177,876)       (134,136,115)        (21,663,753)
                                                     ------------        ------------        ------------         -----------
   Net increase (decrease) in net assets
     resulting from capital share transactions        244,800,487         (46,644,542)         94,327,326          22,372,911
                                                     ------------        ------------        ------------         -----------
TOTAL INCREASE IN NET ASSETS                          343,665,554          31,002,576         101,857,779          22,911,813
NET ASSETS:
   Beginning of period                                185,206,157         154,203,581          24,333,440           1,421,627
                                                     ------------        ------------        ------------         -----------
   End of period (including undistributed
     net investment income (loss) of
     $5,532,116, $3,603,277, $382,114,
     and $(9), respectively)                         $528,871,711        $185,206,157        $126,191,219         $24,333,440
                                                     ------------        ------------        ------------         -----------
                                                     ------------        ------------        ------------         -----------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                             NO LOAD        NO LOAD        NO LOAD        NO LOAD
                                                              SHARES         SHARES         SHARES         SHARES
                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                            SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                               2002           2001           2000           1999           1998
                                                               ----           ----           ----           ----           ----
Per Share Data:

     Net asset value, beginning of period                      $6.31          $3.93          $4.51          $7.34          $7.29
                                                               -----          -----          -----          -----          -----

Income from investment operations:
     Net investment income(1)<F1>(2)<F2>                        0.06           0.17           0.18           0.19           0.29
     Net realized and unrealized
       gains (losses) on investments                            2.08           2.44          (0.62)         (2.82)         (0.01)
                                                               -----          -----          -----          -----          -----
     Total from investment operations                           2.14           2.61          (0.44)         (2.63)          0.28
                                                               -----          -----          -----          -----          -----

Less distributions from net investment income                  (0.14)         (0.23)         (0.14)         (0.20)         (0.23)
                                                               -----          -----          -----          -----          -----

Net asset value, end of period                                 $8.31          $6.31          $3.93          $4.51          $7.34
                                                               -----          -----          -----          -----          -----
                                                               -----          -----          -----          -----          -----

Total return                                                   35.47%         68.78%         -9.55%        -36.17%          3.66%

Supplemental data and ratios:
     Net assets, end of period (000's)                      $521,030       $183,797       $153,336       $220,462       $173,691

     Ratio of net operating expenses
       to average net assets(3)<F3>                             1.84%(4)<F4>   1.97%          1.83%(4)<F4>   1.97%          2.08%

     Ratio of dividends on short positions
       to average net assets                                    0.40%          0.33%          0.28%          0.28%          0.28%

     Ratio of net investment income
       to average net assets                                    0.93%          3.68%          4.48%          4.09%          4.34%

     Portfolio turnover rate(5)<F5>                           266.15%        386.40%        417.53%        536.56%        480.25%

(1)<F1> Net investment income per share before dividends on short positions for the No Load Shares for the periods ended September 30, 2002, September 30, 2001, September 30, 2000, September 30, 1999 and September 30, 1998 was $0.08, $0.19, $0.19, $0.21 and $0.30,
          respectively.
(2)<F2> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F3> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the periods ended September 30, 2002, September 30, 2001, September 30, 2000, September 30, 1999 and September 30, 1998 was 2.24%, 2.30%, 2.11%, 2.25% and 2.36%, respectively.
(4)<F4> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the No Load Shares for the periods ended September 30, 2002 and September 30, 2000 were 1.89% and 1.93%, respectively.
(5)<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                                                                            CLASS C SHARES
                                                CLASS C SHARES      CLASS C SHARES      CLASS C SHARES   FEB. 8, 1999(1)<F6>
                                                  YEAR ENDED          YEAR ENDED          YEAR ENDED           THROUGH
                                                SEPT. 30, 2002      SEPT. 30, 2001      SEPT. 30, 2000      SEPT. 30, 1999
                                                --------------      --------------      --------------      --------------
Per Share Data:

     Net asset value, beginning of period            $6.23               $3.88               $4.49               $4.78
                                                     -----               -----               -----               -----

Income from investment operations:
     Net investment income(2)<F7>(3)<F8>              0.01                0.14                0.15                0.09
     Net realized and unrealized
       gains (losses) on investments                  2.03                2.40               (0.62)              (0.38)
                                                     -----               -----               -----               -----

     Total from investment operations                 2.04                2.54               (0.47)              (0.29)
                                                     -----               -----               -----               -----

Less distributions from net investment income        (0.13)              (0.19)              (0.14)                 --
                                                     -----               -----               -----               -----

Net asset value, end of period                       $8.14               $6.23               $3.88               $4.49
                                                     -----               -----               -----               -----
                                                     -----               -----               -----               -----

Total return                                         34.18%              67.41%             -10.33%              -6.07%(4)<F9>

Supplemental data and ratios:
     Net assets, end of period (000's)              $7,842              $1,409                $868                $207

     Ratio of net operating expenses
       to average net assets(5)<F10>                  2.59%(6)<F11>       2.72%               2.58%(6)<F11>       2.74%(7)<F12>

     Ratio of dividends on short positions
       to average net assets                          0.40%               0.33%               0.28%               0.32%(7)<F12>

     Ratio of net investment income
       to average net assets                          0.18%               2.93%               3.73%               3.25%(7)<F12>

     Portfolio turnover rate(8)<F13>                266.15%             386.40%             417.53%             536.56%

(1)<F6>   Commencement of operations.
(2)<F7> Net investment income per share before dividends on short positions for the Class C Shares for the periods ended September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was $0.04, $0.16, $0.15 and $0.09, respectively.
(3)<F8> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F9>   Not annualized.
(5)<F10> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the Class C Shares for the periods ended September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was 2.99%, 3.05%, 2.86% and
          3.06%, respectively.
(6)<F11> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the Class C Shares for the periods ended September 30, 2002 and September 30, 2000 were 2.64% and 2.68%, respectively.
(7)<F12>  Annualized.
(8)<F13> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                                                           FEBRUARY 2, 2000(1)<F14>
                                                       YEAR ENDED           YEAR ENDED              THROUGH
                                                   SEPTEMBER 30, 2002   SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                   ------------------   ------------------    ------------------
Per Share Data:

     Net asset value, beginning of period                $ 9.31                $9.19                $10.00
                                                         ------                -----                ------

Income from investment operations:
     Net investment income                                 0.14(2)<F15>         0.20(3)<F16>          0.24(3)<F16>
     Net realized and unrealized
       gains (losses) on investments                       1.94                 0.03                 (0.90)
                                                         ------                -----                ------
     Total from investment operations                      2.08                 0.23                 (0.66)
                                                         ------                -----                ------

Less distributions:
     Dividends from net investment income                 (0.23)               (0.11)                (0.15)
     Distributions from net realized gains                (0.01)                  --                    --
                                                         ------                -----                ------
     Total distributions                                  (0.24)               (0.11)                (0.15)
                                                         ------                -----                ------

Net asset value, end of period                           $11.15                $9.31                $ 9.19
                                                         ------                -----                ------
                                                         ------                -----                ------

Total return                                              22.54%                2.54%                -6.60%(4)<F17>

Supplemental data and ratios:
     Net assets, end of period (000's)                 $126,191              $24,333                $1,422

     Ratio of net operating expenses
       to average net assets(6)<F19>                       1.50%(7)<F20>        1.50%                 1.80%(5)<F18>

     Ratio of net investment income
       to average net assets                               1.34%                2.26%                 3.77%(5)<F18>

     Portfolio turnover rate                              81.58%              133.50%               180.29%

(1)<F14>  Commencement of operations.
(2)<F15> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F16> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F17>  Not annualized.
(5)<F18>  Annualized.
(6)<F19> Without expense reimbursements of $30,867, $150,320 and $116,925 for the periods ended September 30, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.55%, 2.87%, and 25.91%, respectively.
(7)<F20> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2002 was 1.50%.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

  SHARES                                                              VALUE
  ------                                                              -----
               COMMON STOCKS -- 16.0%*<F21>

               AEROSPACE -- 0.2%*<F21>
     20,000    Lockheed Martin Corporation                        $  1,293,400
                                                                  ------------

               AGRICULTURAL -- 0.0%*<F21>
     20,000    United Grain Growers Ltd.(3)<F26>                        77,166
                                                                  ------------

               BASIC MATERIALS -- 11.9%*<F21>
  1,333,334    Alamos Minerals Ltd.
                 (Acquired 7/11/2002,
                 Cost $113,167)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     300,088
    700,000    Alamos Minerals Ltd.
                 (Acquired 7/19/2002,
                 Cost $116,270)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     157,546
    500,000    Alamos Minerals Ltd.
                 (Acquired 7/22/2002,
                 Cost $122,146)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     112,533
    230,000    Almaden Minerals Ltd.
               (Acquired 4/02/2002,
                 Cost $61,350)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                               80,113
    800,000    Altius Minerals Corporation**<F22>(3)<F26>(7)<F30>      716,177
     55,000    ASA Ltd.(3)<F26>                                      1,774,850
    130,000    Ashanti Goldfields Company
                 Ltd. - ADR**<F22>(3)<F26>                             738,400
    222,225    Atacama Minerals Corp.
                 (Acquired 5/22/2002,
                 Cost $128,889)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                               65,496
    780,000    Aurizon Mines Ltd.**<F22>(3)<F26>                       590,090
    100,000    Aurora Platinum Corp.
                 (Acquired 9/03/2002,
                 Cost $234,484)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              182,196
    663,600    Banro Corporation**<F22>(3)<F26> (7)<F30>             1,673,433
    140,000    Banro Corporation
                 (Acquired 3/18/2002,
                 Cost $114,465)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     300,088
     80,000    Banro Corporation
                 (Acquired 5/10/2002,
                 Cost $185,822)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     171,479
    500,000    Birch Mountain Resources Ltd.**<F22>(3)<F26>             66,196
    884,874    Black Hawk Mining Inc.**<F22>(3)<F26>                    66,943
     97,740    Campbell Resources Inc.**<F22>(3)<F26>                   32,254
  5,362,000    Canarc Resource Corp.**<F22>(3)<F26> (7)<F30>         1,605,693
    765,700    Candente Resource Corp.
                 (Acquired 5/14/2001,
                 Cost $96,172)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     183,436
  1,570,000    Candente Resource Corp.
                 (Acquired 1/30/2002,
                 Cost $134,300)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     376,119
    270,000    Candente Resource Corp.
                 (Acquired 5/16/2002,
                 Cost $58,950)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                      57,874
  1,060,976    Canyon Resources Corporation**<F22>(7)<F30>           2,121,952
  1,502,200    Chesapeake Gold Corp.**<F22>(3)<F26> (7)<F30>         1,846,734
     30,000    Crystallex International
                 Corporation**<F22>(3)<F26>                             68,700
    180,300    Cumberland Resources Ltd.**<F22>(3)<F26>                407,478
    310,000    Donner Minerals Ltd.**<F22>(3)<F26>                      19,544
     73,700    Dundee Precious
                 Metals, Inc. - Class A**<F22>(3)<F26>                 792,198
    317,500    Durban Roodepoort Deep
                 Limited - ADR**<F22>(3)<F26>                        1,320,800
  8,378,800    Dynatec Corporation**<F22>(3)<F26> (7)<F30>           4,014,556
  6,415,060    ECU Silver Mining Inc.**<F22>(3)<F26>
                 (4)<F27> (7)<F30>                                     242,658
    500,000    East West Resource Corporation
                 (Acquired 5/13/2002,
                 Cost $27,250)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                               34,832
  1,631,000    Eldorado Gold Corporation**<F22>(3)<F26>              1,501,236
  2,000,000    Excellon Resources, Inc.
                 (Acquired 5/15/2002,
                 Cost $165,776)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              139,327
         33    Exploration Capital Partners, LP
                 (Acquired 10/14/1998,
                 Cost $660,000)(4)<F27> r<F23>                       1,454,272
         15    Exploration Capital Partners, LP
                 (Acquired 12/20/2000,
                 Cost $300,020)(4)<F27> r<F23>                         541,269
    670,000    Farallon Resources Ltd.
                 (Acquired 4/12/2002,
                 Cost $119,715)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              114,891
    150,000    Foxpoint Resources Ltd.
                 (Acquired 12/14/2001,
                 Cost $124,050)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              164,781
    367,040    Glamis Gold Ltd.**<F22>(3)<F26>                       3,408,460
    236,800    Glamis Gold Stock Purchase Rights
                 (Acquired 7/17/2002,
                 Cost $0)**<F22>(3)<F26> (4)<F27>                            0
    322,000    Glencairn Explorations Ltd.**<F22>(3)<F26>              101,500
    225,000    Goldcorp Inc.(3)<F26>                                 2,481,750
    800,000    Golden Goliath Resources Ltd.
                 (Acquired 10/06/2000,
                 Cost $260,777)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              102,887
  1,600,000    Golden Phoenix Minerals, Inc.
                 (Acquired 3/01/2002,
                 Cost $144,000)**<F22>(2)<F25> (4)<F27> r<F23>         421,600
     33,500    Golden Queen Mining Co. Ltd.**<F22>(3)<F26>              14,784
  1,512,500    Golden Star Resources Ltd.**<F22>(3)<F26>             1,890,625
    500,000    Golden Star Resources Ltd.
                 (Acquired 12/19/2001,
                 Cost $242,500)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              531,250
    110,000    Harmony Gold Mining
                 Company Limited - ADR(3)<F26>                       1,721,500
  1,000,000    IMA Exploration Inc.
                 (Acquired 12/18/2001,
                 Cost $236,000)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     267,936
    637,000    IMA Exploration Inc.
                 (Acquired 1/29/2002,
                 Cost $148,815)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     170,675
    222,222    IMA Exploration Inc.
                 (Acquired 5/23/2002,
                 Cost $61,473)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                      59,541
    531,915    IMA Exploration Inc.
                 (Acquired 9/23/2002,
                 Cost $156,030)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     142,519
  3,315,000    International
                 Uranium Corporation**<F22>(3)<F26>                    710,566
  2,525,000    Kenor ASA**<F22>(3)<F26>                              1,028,971
  3,500,000    Madison Enterprises Corp.
                 (Acquired 3/21/2002,
                 Cost $204,500)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     300,088
    990,738    Maxam Gold Corporation**<F22>(4)<F27> (6)<F29>           19,815
    130,000    Meridian Gold Inc.**<F22>(3)<F26> (5)<F28>            2,379,000
    350,000    Metalline Mining Co. Inc.**<F22>(7)<F30>                455,000
    100,000    Metalline Mining Co. Inc.
                 (Acquired 6/28/2000,
                 Cost $325,000)**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                              117,000
    250,000    Metalline Mining Co. Inc.
                 (Acquired 6/29/2001,
                 Cost $498,750)**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                              276,250
    150,000    Minefinders Corporation Ltd.
                 (Acquired 3/21/2002,
                 Cost $217,665)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     458,170
    833,333    Minera Andes Inc.
                 (Acquired 6/21/2002,
                 Cost $78,209)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              178,624
    946,300    Miramar Mining Corporation**<F22>(3)<F26>               889,522
    501,000    Nevada Pacific Gold Ltd.**<F22>(3)<F26> (7)<F30>        142,132
  1,000,000    Nevada Pacific Gold Ltd.
                 (Acquired 12/04/2001,
                 Cost $154,600)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     251,860
    500,000    Nevada Pacific Gold Ltd.
                 (Acquired 5/23/2002,
                 Cost $175,500)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     125,930
  1,007,500    Nevsun Resources Ltd.**<F22>(3)<F26>                    762,199
     41,400    Newmont Mining Corporation                            1,138,914
  1,919,450    Orezone Resources Inc.
                 (Acquired 7/19/2002,
                 Cost $245,353)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     339,431
  3,750,000    Orezone Resources Inc.
                 (Acquired 7/19/2002,
                 Cost $490,500)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     663,141
    201,399    Pan American Silver Corporation**<F22>(3)<F26>        1,238,402
    542,500    Pelangio Mines Inc.**<F22>(3)<F26> (7)<F30>              44,462
  3,000,000    Pelangio Mines Inc.
                 (Acquired 2/08/2002,
                 Cost $253,100)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     176,838
  1,500,000    Pelangio Mines Inc.
                 (Acquired 5/15/2002,
                 Cost $193,635)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                      88,419
  1,514,500    Platinum Group Metals Ltd.**<F22>(3)<F26> (7)<F30>      572,879
     40,000    Randgold & Exploration
                 Company Limited**<F22>(3)<F26>                        215,520
     17,500    Randgold Resources
                 Limited - ADR**<F22>(3)<F26>                          316,558
  1,000,000    Redstar Gold Corp.
                 (Acquired 5/31/2002,
                 Cost $77,550)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                      96,457
    368,800    Repadre Capital Corporation**<F22>(3)<F26>            1,964,670
  3,400,000    Riddarhyttan Resources AB**<F22>(3)<F26>              1,118,361
    220,000    Rimfire Minerals Corporation**<F22>(3)<F26> (7)<F30>     58,252
  1,000,000    Rimfire Minerals Corporation
                 (Acquired 4/15/2002,
                 Cost $244,120)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     225,066
  2,970,000    Rio Narcea Gold Mines Ltd.**<F22>(3)<F26>             2,808,599
    625,000    Ross River Minerals Inc.
                 (Acquired 5/21/2002,
                 Cost $93,750)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                      33,492
     70,000    SAMEX Mining Corp.**<F22>(3)<F26>                        11,474
  2,000,000    SAMEX Mining Corp.
                 (Acquired 3/05/2002,
                 Cost $170,000)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              278,653
     75,000    Silver Standard Resources Inc.
                 (Acquired 5/10/2002,
                 Cost $187,500)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              260,032
  1,000,000    Silverado Gold Mines Ltd.
                 (Acquired 5/06/2002,
                 Cost $90,000)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              408,000
  6,000,000    South American Gold and
                 Copper Company Limited
                 (Acquired 6/15/2001 & 7/12/2002,
                 Cost $293,974)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                              144,875
  3,500,000    South American Gold and
                 Copper Company Limited
                 (Acquired 3/28/2002,
                 Cost $115,875)**<F22>(2)<F25>
                 (3)<F26> (4)<F27>  r<F23>                              84,510
    238,600    Southwestern Resources Corp.**<F22>(3)<F26>             421,183
    906,263    Starfield Resources Inc.**<F22>(3)<F26> (7)<F30>        194,256
    762,025    Starfield Resources Inc.
                 (Acquired 6/22/2001,
                 Cost $296,190)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     138,838
  1,001,000    Starfield Resources Inc.
                 (Acquired 10/10/2001,
                 Cost $314,995)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     182,379
  1,333,333    Sultan Minerals Inc.
                 (Acquired 8/13/2001,
                 Cost $128,333)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     150,044
  1,000,000    Sultan Minerals Inc.
                 (Acquired 1/18/2002,
                 Cost $174,500)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     112,533
     58,048    TVX Gold Inc.**<F22>(3)                                 823,121
    650,000    Tyhee Development Corp.
                 (Acquired 5/01/2002,
                 Cost $106,000)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> (7)<F30> r<F23>                     146,293
    749,500    Virginia Gold Mines, Inc.**<F22>(3)<F26>                529,214
  2,432,800    Western Copper Holdings
                 Limited**<F22>(3)<F26> (7)<F30>                     4,306,056
    125,000    Wheaton River Minerals Ltd.
                 (Acquired 5/30/2002,
                 Cost $93,163)**<F22>(2)<F25>
                 (3)<F26> (4)<F27> r<F23>                               75,692
    300,000    X-Cal Resources Ltd.**<F22>(3)<F26>                     111,587
    835,000    Xenolix Technologies, Inc.**<F22>                         8,350
  1,000,000    Xenolix Technologies, Inc.
                 (Acquired 3/07/2000,
                 Cost $749,600)**<F22>(2)<F25> (4)<F27> r<F23>           9,500
  1,000,000    Xenolix Technologies, Inc.
                 (Acquired 3/30/2001,
                 Cost $499,200)**<F22>(2)<F25> (4)<F27> r<F23>           8,500
    400,000    Xenolix Technologies, Inc.
                 (Acquired 2/04/2002,
                 Cost $98,000)**<F22>(2)<F25> (4)<F27> r<F23>            3,400
                                                                  ------------
                                                                    62,954,337
                                                                  ------------

               CHEMICALS -- 0.1%*<F21>
     65,000    Methanex Corporation(3)<F26>                            557,050
     89,250    Pioneer Companies, Inc.**<F22>                                9
                                                                  ------------
                                                                       557,059
                                                                  ------------

               CONSUMER -- 0.0%*<F21>
      7,500    Enesco Group, Inc.**<F22>(1)<F24> (5)<F28>               52,575
                                                                  ------------

               HEALTH CARE -- 1.8%*<F21>
      5,300    Amylin Pharmaceuticals, Inc.**<F22>(1)<F24> (5)<F28>     88,086
    212,500    AP Pharma, Inc.**<F22>                                  289,425
    193,727    Avigen, Inc.**<F22>(1)<F24> (5)<F28>                  1,536,255
     10,200    Bentley Pharmaceuticals, Inc.**<F22>                     86,700
  1,390,966    Cardima, Inc.**<F22>(7)<F30>                          1,168,411
  2,187,931    Cardima, Inc.
                 (Acquired 5/02/2001,
                 Cost $1,159,603)**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                            1,562,183
    393,701    Cardima, Inc.
                 (Acquired 8/09/2001,
                 Cost $480,315)**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                              281,103
  1,041,666    Cardima, Inc.
                 (Acquired 8/05/2002,
                 Cost $746,875)**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                              743,750
    369,000    Generex Biotechnology
                 Corporation**<F22>(3)<F26>                            398,520
    290,780    InSite Vision Incorporated**<F22>                       360,567
    143,712    InSite Vision Incorporated
                 (Acquired 4/28/2000,
                 Cost $599,947)**<F22>(2)<F25>
                 (4)<F27> r<F23>                                       157,005
     10,000    InterMune Inc.**<F22>(1)<F24> (5)<F28>                  328,200
    389,741    IRIDEX Corporation**<F22>(7)<F30>                     1,286,145
    206,500    Neurobiological Technologies, Inc.**<F22>               605,045
    289,299    NexMed, Inc.**<F22>                                     532,310
      6,000    Penwest Pharmaceuticals Co.**<F22>                       49,980
     50,000    TriPath Imaging, Inc.**<F22>                            112,500
                                                                  ------------
                                                                     9,586,185
                                                                  ------------

               MACHINERY -- 0.3%*<F21>
    260,900    Lancer Corporation**<F22>                             1,643,670
                                                                  ------------

               OIL AND GAS -- 0.3%*<F21>
     50,000    BP Prudhoe Bay Royalty Trust                            724,500
      8,000    Imperial Oil Ltd.(3)<F26>                               232,000
      8,361    KCS Energy, Inc.**<F22>(5)<F28>                          12,542
    100,000    KeyWest Energy Corporation**<F22>(3)<F26>               173,370
    100,000    The Meridian Resource Corporation**<F22>                211,000
     24,000    Williams Coal Seam
                 Gas Royalty Trust                                     202,560
                                                                  ------------
                                                                     1,555,972
                                                                  ------------

               POLLUTION CONTROL -- 0.3%*<F21>
    686,500    KleenAir Systems, Inc.**<F22>(7)<F30>                   514,875
  1,000,000    KleenAir Systems, Inc.
                 (Acquired 1/25/2002 & 2/12/2002,
                 Cost $900,000)**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                              637,500
  1,000,000    KleenAir Systems, Inc.
                 (Acquired 7/19/2002,
                 Cost $500,000)**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                              637,500
                                                                  ------------
                                                                     1,789,875
                                                                  ------------

               TECHNOLOGY -- 0.5%*<F21>
  9,604,200    Aura Systems, Inc.**<F22>(7)<F30>                       739,523
    500,000    Aura Systems, Inc.
                 (Acquired 12/08/1999,
                 Cost $135,000) )**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                               36,600
 12,500,000    Aura Systems, Inc.
                 (Acquired 5/02/2002,
                 Cost $2,500,000)**<F22>(2)<F25>
                 (4)<F27> (7)<F30> r<F23>                              818,750
      1,000    Broadcom Corporation -
                 Class A**<F22>(1)<F24> (5)<F28>                        10,680
     85,000    ESS Technology, Inc.**<F22>(1)<F24> (5)<F28>            522,750
        300    Junum Inc.
                 (Acquired 2/19/1998,
                 Cost $87,000)**<F22>(2)<F25>
                 (4)<F27> r<F23>                                             2
     14,000    RF Micro Devices, Inc.**<F22>(1)<F24> (5)<F28>           84,000
    100,000    SoftNet Systems, Inc.**<F22>                            230,000
      3,000    VeriSign, Inc.**<F22>(1)<F24> (5)<F28>                   15,150
                                                                  ------------
                                                                     2,457,455
                                                                  ------------

               TELECOMMUNICATIONS -- 0.0%*<F21>
     24,000    LightPath Technologies, Inc. -
                 Class A**<F22>(1)<F24> (5)<F28>                         9,360
     75,000    WorldQuest Networks, Inc.**<F22>                        139,500
                                                                  ------------
                                                                       148,860
                                                                  ------------

               TEXTILE -- 0.4%*<F21>
    742,600    Cone Mills Corporation**<F22>                         1,834,222
                                                                  ------------

               TRANSPORTATION -- 0.1%*<F21>
        250    Crowley Maritime Corporation**<F22>(4)<F27>             312,500
                                                                  ------------

               UTILITIES -- 0.1%*<F21>
     15,000    California Water Service Group                          382,950
     25,000    NewPower Holdings, Inc.**<F22>                              938
                                                                  ------------
                                                                       383,888
                                                                  ------------

               TOTAL COMMON STOCKS
                 (Cost $88,704,565)                                 84,647,164
                                                                  ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               CALL OPTIONS
                 PURCHASED -- 0.2%*<F21>
               AngloGold Limited - ADR:
        250      Expiration October 2002
                 Exercise Price $30.00                                  12,500
               ASA Ltd.:
        250      Expiration November 2002
                 Exercise Price $35.00                                  40,625
               Goldcorp Inc.:
        800      Expiration October 2002
                 Exercise Price $10.00                                 106,000
        500      Expiration November 2002
                 Exercise Price $12.50                                  32,500
        500      Expiration January 2003
                 Exercise Price $11.25                                  87,500
               The Goldman Sachs Group, Inc.:
        300      Expiration October 2002
                 Exercise Price $70.00                                  33,000
               Harmony Gold Mining
                 Company Limited - ADR:
        300      Expiration November 2002
                 Exercise Price $15.00                                  63,750
               Household International, Inc.:
        200      Expiration October 2002
                 Exercise Price $30.00                                  24,500
               iShares Dow Jones U.S.
                 Financial Sector Index Fund:
        200      Expiration November 2002
                 Exercise Price $65.00                                  70,000
               Lehman Brothers Holdings Inc.:
        300      Expiration October 2002
                 Exercise Price $50.00                                  52,500
               Morgan Stanley:
        300      Expiration October 2002
                 Exercise Price $35.00                                  40,500
               Nasdaq-100 Index Tracking Stock:
      3,000      Expiration October 2002
                 Exercise Price $20.00                                 420,000
               Newmont Mining Corporation:
        400      Expiration December 2002
                 Exercise Price $27.50                                 108,000
               Placer Dome Inc.:
      1,500      Expiration December 2002
                 Exercise Price $10.00                                 101,250
        500      Expiration December 2002
                 Exercise Price $12.50                                  11,250
                                                                  ------------
               TOTAL CALL OPTIONS
                 (Cost $1,830,709)                                   1,203,875
                                                                  ------------

               PUT OPTIONS
                 PURCHASED -- 6.9%*<F21>
               Adolph Coors Company - Class B:
        100      Expiration October 2002
                 Exercise Price $65.00                                  88,500
        100      Expiration January 2003
                 Exercise Price $55.00                                  40,000
               Affiliated Computer
                 Services, Inc. - Class A:
        550      Expiration January 2003
                 Exercise Price $35.00                                 121,000
               Alliance Data Systems Corporation:
         30      Expiration December 2002
                 Exercise Price $17.50                                   9,000
               Allied Capital Corporation:
        150      Expiration November 2002
                 Exercise Price $22.50                                  33,750
               Ambac Financial Group, Inc.:
        200      Expiration November 2002
                 Exercise Price $45.00                                  23,500
        700      Expiration November 2002
                 Exercise Price $50.00                                 164,500
        410      Expiration November 2002
                 Exercise Price $55.00                                 166,050
               American Express Company:
        400      Expiration October 2002
                 Exercise Price $30.00                                  43,000
        400      Expiration October 2002
                 Exercise Price $35.00                                 166,000
        200      Expiration January 2003
                 Exercise Price $30.00                                  58,000
               American International Group, Inc.:
        500      Expiration October 2002
                 Exercise Price $50.00                                  53,750
        300      Expiration November 2002
                 Exercise Price $45.00                                  33,000
        100      Expiration November 2002
                 Exercise Price $50.00                                  22,000
        500      Expiration November 2002
                 Exercise Price $55.00                                 195,000
               American Standard Companies Inc.:
        100      Expiration October 2002
                 Exercise Price $70.00                                  72,500
               Anheuser-Busch Companies, Inc.:
        600      Expiration December 2002
                 Exercise Price $50.00                                 169,500
               AutoNation, Inc.:
        200      Expiration October 2002
                 Exercise Price $15.00                                  70,000
               Bank of America Corporation:
        500      Expiration October 2002
                 Exercise Price $60.00                                  65,000
        400      Expiration November 2002
                 Exercise Price $50.00                                  25,000
        300      Expiration November 2002
                 Exercise Price $60.00                                  70,500
        200      Expiration November 2002
                 Exercise Price $65.00                                  85,000
               The Bank of New York Company, Inc.:
        300      Expiration November 2002
                 Exercise Price $27.50                                  50,250
               BB&T Corporation:
        300      Expiration December 2002
                 Exercise Price $35.00                                  64,500
               BellSouth Corporation:
        250      Expiration October 2002
                 Exercise Price $20.00                                  54,375
               Biogen, Inc.:
        150      Expiration October 2002
                 Exercise Price $35.00                                  90,750
               The Black & Decker Corporation:
         60      Expiration November 2002
                 Exercise Price $40.00                                  11,400
        100      Expiration November 2002
                 Exercise Price $45.00                                  43,000
               The Boeing Company:
        400      Expiration October 2002
                 Exercise Price $35.00                                  75,000
               Boyd Gaming Corporation:
        600      Expiration December 2002
                 Exercise Price $17.50                                  94,500
               Brunswick Corporation:
         70      Expiration December 2002
                 Exercise Price $20.00                                  12,775
        100      Expiration December 2002
                 Exercise Price $22.50                                  32,000
        570      Expiration December 2002
                 Exercise Price $25.00                                 283,750
               Business Objects S.A. - ADR:
        200      Expiration October 2002
                 Exercise Price $25.00                                 287,000
               Cabot Microelectronics Corporation:
        300      Expiration October 2002
                 Exercise Price $30.00                                  20,250
        250      Expiration January 2003
                 Exercise Price $35.00                                 136,250
               Carnival Corporation:
        250      Expiration October 2002
                 Exercise Price $25.00                                  26,875
               CDW Computer Centers, Inc.:
        400      Expiration October 2002
                 Exercise Price $40.00                                  61,000
        300      Expiration November 2002
                 Exercise Price $40.00                                  85,500
        200      Expiration January 2003
                 Exercise Price $45.00                                 139,000
               Centex Corporation:
        150      Expiration October 2002
                 Exercise Price $50.00                                  92,250
        200      Expiration January 2003
                 Exercise Price $45.00                                 115,000
               CenturyTel, Inc.:
        600      Expiration January 2003
                 Exercise Price $25.00                                 246,000
               Cisco Systems, Inc.:
      1,500      Expiration October 2002
                 Exercise Price $12.50                                 318,750
        350      Expiration October 2002
                 Exercise Price $15.00                                 157,500
        300      Expiration January 2003
                 Exercise Price $12.50                                  84,000
               Citigroup Inc.:
        300      Expiration December 2002
                 Exercise Price $27.50                                  63,000
               Clayton Homes, Inc.:
        100      Expiration November 2002
                 Exercise Price $15.00                                  40,000
        320      Expiration February 2003
                 Exercise Price $12.50                                  76,800
               Computer Sciences Corporation:
        250      Expiration December 2002
                 Exercise Price $25.00                                  49,375
               Countrywide Credit Industries, Inc.:
        400      Expiration October 2002
                 Exercise Price $35.00                                  16,000
        500      Expiration October 2002
                 Exercise Price $40.00                                  41,250
        200      Expiration October 2002
                 Exercise Price $50.00                                  82,000
        200      Expiration January 2003
                 Exercise Price $45.00                                  90,000
               Cox Communications, Inc. - Class A:
        300      Expiration December 2002
                 Exercise Price $25.00                                  97,500
               DIANON Systems, Inc.:
        200      Expiration November 2002
                 Exercise Price $35.00                                  12,000
               Dillard's, Inc. - Class A:
        100      Expiration November 2002
                 Exercise Price $20.00                                  18,250
        200      Expiration November 2002
                 Exercise Price $22.50                                  65,000
        300      Expiration November 2002
                 Exercise Price $25.00                                 157,500
               Dominion Resources, Inc.:
        200      Expiration January 2003
                 Exercise Price $55.00                                 143,000
               Doral Financial Corp.:
         45      Expiration November 2002
                 Exercise Price $20.00                                   4,219
        200      Expiration November 2002
                 Exercise Price $23.38                                  45,750
        100      Expiration November 2002
                 Exercise Price $25.00                                  23,000
         85      Expiration November 2002
                 Exercise Price $26.63                                  42,075
        100      Expiration February 2003
                 Exercise Price $26.63                                  63,750
               Eastman Kodak Company:
        200      Expiration October 2002
                 Exercise Price $30.00                                  57,500
               eBay Inc.:
        150      Expiration October 2002
                 Exercise Price $45.00                                  10,875
               Eli Lilly and Company:
        200      Expiration October 2002
                 Exercise Price $45.00                                   7,000
        200      Expiration November 2002
                 Exercise Price $50.00                                  37,500
        100      Expiration January 2003
                 Exercise Price $50.00                                  33,500
               ESS Technology, Inc.:
        300      Expiration October 2002
                 Exercise Price $15.00                                 265,500
        250      Expiration October 2002
                 Exercise Price $17.50                                 283,750
               Ethan Allen Interiors Inc.:
        100      Expiration November 2002
                 Exercise Price $30.00                                  13,250
        375      Expiration November 2002
                 Exercise Price $35.00                                 138,750
        200      Expiration February 2003
                 Exercise Price $30.00                                  49,000
               Fannie Mae:
        300      Expiration November 2002
                 Exercise Price $55.00                                  97,500
        400      Expiration December 2002
                 Exercise Price $60.00                                 244,000
        250      Expiration December 2002
                 Exercise Price $70.00                                 300,000
               Federated Department Stores, Inc.:
        100      Expiration November 2002
                 Exercise Price $37.50                                  81,500
        100      Expiration November 2002
                 Exercise Price $40.00                                 106,500
        300      Expiration January 2003
                 Exercise Price $32.50                                 148,500
               Financial Select Sector SPDR Fund:
        500      Expiration December 2002
                 Exercise Price $23.00                                 136,250
               Freddie Mac:
        500      Expiration October 2002
                 Exercise Price $50.00                                  41,250
      1,300      Expiration October 2002
                 Exercise Price $55.00                                 266,500
        400      Expiration October 2002
                 Exercise Price $60.00                                 188,000
        300      Expiration November 2002
                 Exercise Price $50.00                                  50,250
        100      Expiration January 2003
                 Exercise Price $60.00                                  70,000
               GATX Corporation:
        220      Expiration December 2002
                 Exercise Price $20.00                                  56,100
        200      Expiration December 2002
                 Exercise Price $25.00                                 121,000
        200      Expiration December 2002
                 Exercise Price $30.00                                 212,000
               General Electric Company:
      1,000      Expiration December 2002
                 Exercise Price $27.50                                 400,000
               General Motors Corporation:
        200      Expiration December 2002
                 Exercise Price $45.00                                 160,000
        100      Expiration December 2002
                 Exercise Price $60.00                                 215,500
               Gentex Corporation:
        200      Expiration December 2002
                 Exercise Price $30.00                                  76,000
               Golden West Financial Corporation:
        100      Expiration November 2002
                 Exercise Price $55.00                                   9,250
        100      Expiration November 2002
                 Exercise Price $60.00                                  20,750
               The Goldman Sachs Group, Inc.:
        400      Expiration October 2002
                 Exercise Price $70.00                                 200,000
               The Goodyear Tire &
                 Rubber Company:
        200      Expiration October 2002
                 Exercise Price $22.50                                 273,000
               GreenPoint Financial Corp.:
         70      Expiration October 2002
                 Exercise Price $35.00                                   1,575
        100      Expiration October 2002
                 Exercise Price $40.00                                  12,250
        100      Expiration October 2002
                 Exercise Price $45.00                                  41,000
               Harley-Davidson, Inc.:
        130      Expiration November 2002
                 Exercise Price $40.00                                  16,575
        300      Expiration November 2002
                 Exercise Price $45.00                                  73,500
        200      Expiration November 2002
                 Exercise Price $50.00                                  96,000
               Harman International
                 Industries, Incorporated:
         40      Expiration October 2002
                 Exercise Price $45.00                                     900
               Household International, Inc.:
        200      Expiration October 2002
                 Exercise Price $40.00                                 234,000
               H&R Block, Inc.:
        200      Expiration January 2003
                 Exercise Price $45.00                                 142,000
               Ingersoll-Rand Company - Class A:
        150      Expiration December 2002
                 Exercise Price $42.50                                 128,250
               InterMune Inc.:
        500      Expiration January 2003
                 Exercise Price $17.50                                  20,000
               International Business
                 Machines Corporation:
        250      Expiration October 2002
                 Exercise Price $60.00                                 101,250
        800      Expiration October 2002
                 Exercise Price $65.00                                 604,000
               Iron Mountain Incorporated:
         20      Expiration October 2002
                 Exercise Price $25.00                                   2,350
        400      Expiration October 2002
                 Exercise Price $30.00                                 204,000
        570      Expiration January 2003
                 Exercise Price $25.00                                 141,075
        350      Expiration January 2003
                 Exercise Price $30.00                                 190,750
               iShares Dow Jones U.S.
                 Financial Sector Index Fund:
        600      Expiration November 2002
                 Exercise Price $60.00                                 121,500
        400      Expiration November 2002
                 Exercise Price $65.00                                 156,000
        400      Expiration November 2002
                 Exercise Price $70.00                                 270,000
        800      Expiration November 2002
                 Exercise Price $75.00                                 856,000
               KB HOME:
        100      Expiration October 2002
                 Exercise Price $35.00                                   3,000
        175      Expiration October 2002
                 Exercise Price $45.00                                  24,500
               Kinder Morgan, Inc.:
        200      Expiration January 2003
                 Exercise Price $35.00                                  80,000
               Kohl's Corporation:
        100      Expiration October 2002
                 Exercise Price $60.00                                  27,000
        900      Expiration October 2002
                 Exercise Price $65.00                                 481,500
         50      Expiration October 2002
                 Exercise Price $70.00                                  46,750
        200      Expiration November 2002
                 Exercise Price $60.00                                  82,000
        500      Expiration January 2003
                 Exercise Price $60.00                                 287,500
        100      Expiration January 2003
                 Exercise Price $65.00                                  81,500
               L-3 Communications Holdings, Inc.:
        250      Expiration October 2002
                 Exercise Price $47.50                                  19,375
               Lamar Advertising Company:
        400      Expiration October 2002
                 Exercise Price $40.00                                 388,000
        100      Expiration January 2003
                 Exercise Price $30.00                                  35,000
               Lehman Brothers Holdings Inc.:
        600      Expiration October 2002
                 Exercise Price $50.00                                 160,500
               Lowe's Companies, Inc.:
        250      Expiration October 2002
                 Exercise Price $37.50                                  19,375
        250      Expiration November 2002
                 Exercise Price $40.00                                  56,875
               Mandalay Resort Group:
        240      Expiration December 2002
                 Exercise Price $27.50                                  18,600
               Marriott International, Inc. - Class A:
        200      Expiration October 2002
                 Exercise Price $30.00                                  46,500
        300      Expiration October 2002
                 Exercise Price $40.00                                 330,000
               MBIA Inc.:
        200      Expiration November 2002
                 Exercise Price $45.00                                 117,000
        350      Expiration November 2002
                 Exercise Price $50.00                                 351,750
               MBNA Corporation:
        300      Expiration December 2002
                 Exercise Price $17.50                                  54,000
               McKesson Corporation:
        150      Expiration November 2002
                 Exercise Price $30.00                                  41,250
        150      Expiration January 2003
                 Exercise Price $32.50                                  75,000
               Mentor Corporation:
        400      Expiration January 2003
                 Exercise Price $30.00                                 120,000
               Merrill Lynch & Co., Inc.:
        700      Expiration October 2002
                 Exercise Price $35.00                                 199,500
        300      Expiration October 2002
                 Exercise Price $40.00                                 214,500
               MGIC Investment Corporation:
        200      Expiration December 2002
                 Exercise Price $50.00                                 203,000
        200      Expiration December 2002
                 Exercise Price $55.00                                 290,000
         70      Expiration January 2003
                 Exercise Price $45.00                                  49,350
               MGM MIRAGE:
        200      Expiration December 2002
                 Exercise Price $35.00                                  36,500
        320      Expiration March 2003
                 Exercise Price $30.00                                  44,000
               Moody's Corporation:
        180      Expiration November 2002
                 Exercise Price $40.00                                   9,450
        300      Expiration November 2002
                 Exercise Price $45.00                                  38,250
               Neurocrine Biosciences, Inc.:
        170      Expiration November 2002
                 Exercise Price $30.00                                  15,725
               Newell Rubbermaid Inc.:
        300      Expiration November 2002
                 Exercise Price $30.00                                  47,250
        500      Expiration December 2002
                 Exercise Price $32.50                                 160,000
        100      Expiration December 2002
                 Exercise Price $35.00                                  48,000
        300      Expiration March 2003
                 Exercise Price $32.50                                 117,000
               NIKE, Inc. - Class B:
        300      Expiration November 2002
                 Exercise Price $42.50                                  66,750
               Pixelworks, Inc.:
        300      Expiration October 2002
                 Exercise Price $10.00                                 145,500
               PNC Financial Services Group:
        300      Expiration November 2002
                 Exercise Price $37.50                                  41,250
               Polaris Industries Inc.:
        170      Expiration December 2002
                 Exercise Price $60.00                                  79,900
        200      Expiration December 2002
                 Exercise Price $65.00                                 140,000
               Precision Castparts Corp.:
        300      Expiration October 2002
                 Exercise Price $22.50                                  44,250
               QLogic Corporation:
         50      Expiration October 2002
                 Exercise Price $40.00                                  69,000
               QUALCOMM Inc:
        300      Expiration October 2002
                 Exercise Price $22.50                                  10,500
        400      Expiration October 2002
                 Exercise Price $25.00                                  30,000
        300      Expiration January 2003
                 Exercise Price $25.00                                  84,750
               Radian Group Inc.:
        195      Expiration November 2002
                 Exercise Price $30.00                                  28,763
        250      Expiration November 2002
                 Exercise Price $40.00                                 193,750
               Reebok International Ltd.
         20      Expiration October 2002
                 Exercise Price $25.00                                   2,250
        200      Expiration January 2003
                 Exercise Price $25.00                                  48,000
        150      Expiration January 2003
                 Exercise Price $27.50                                  57,000
               Rent-A-Center, Inc.:
        160      Expiration November 2002
                 Exercise Price $50.00                                  52,800
        100      Expiration December 2002
                 Exercise Price $50.00                                  38,000
               Rohm and Haas Company:
        150      Expiration October 2002
                 Exercise Price $35.00                                  58,500
               Ruby Tuesday, Inc.:
        350      Expiration October 2002
                 Exercise Price $17.50                                  19,250
        400      Expiration October 2002
                 Exercise Price $20.00                                  66,000
        200      Expiration October 2002
                 Exercise Price $22.50                                  75,000
        150      Expiration January 2003
                 Exercise Price $17.50                                  21,000
               Sabre Holdings Corporation:
         70      Expiration November 2002
                 Exercise Price $30.00                                  74,550
        100      Expiration November 2002
                 Exercise Price $35.00                                 157,000
               SBC Communications Inc.:
        300      Expiration October 2002
                 Exercise Price $20.00                                  38,250
        300      Expiration October 2002
                 Exercise Price $25.00                                 160,500
        200      Expiration January 2003
                 Exercise Price $22.50                                  84,000
               Sears, Roebuck and Co.:
        100      Expiration October 2002
                 Exercise Price $45.00                                  64,500
        300      Expiration October 2002
                 Exercise Price $50.00                                 333,000
        200      Expiration January 2003
                 Exercise Price $45.00                                 161,000
        100      Expiration January 2003
                 Exercise Price $50.00                                 118,500
               Semiconductor HOLDRs Trust:
        300      Expiration November 2002
                 Exercise Price $27.50                                 249,000
        150      Expiration November 2002
                 Exercise Price $30.00                                 162,000
               The Sherwin-Williams Company:
        500      Expiration December 2002
                 Exercise Price $25.00                                 156,250
               Silicon Valley Bancshares:
        400      Expiration November 2002
                 Exercise Price $20.00                                 140,000
               Software HOLDRs Trust:
        400      Expiration November 2002
                 Exercise Price $22.50                                 100,000
               Sonic Automotive, Inc.:
        150      Expiration November 2002
                 Exercise Price $30.00                                 184,500
               Stage Stores, Inc.:
         70      Expiration October 2002
                 Exercise Price $30.00                                  58,100
               The Standard & Poor's 100 Index:
      1,500      Expiration October 2002
                 Exercise Price $385.00                              1,072,500
      1,150      Expiration October 2002
                 Exercise Price $400.00                              1,334,000
        250      Expiration October 2002
                 Exercise Price $440.00                                898,750
        150      Expiration November 2002
                 Exercise Price $410.00                                363,750
        400      Expiration December 2002
                 Exercise Price $420.00                              1,412,000
        550      Expiration December 2002
                 Exercise Price $440.00                              2,607,000
        400      Expiration December 2002
                 Exercise Price $460.00                              2,468,000
               Starbucks Corporation:
        200      Expiration October 2002
                 Exercise Price $20.00                                  13,500
               Starwood Hotels &
                 Resorts Worldwide, Inc.:
        100      Expiration November 2002
                 Exercise Price $25.00                                  36,500
        200      Expiration November 2002
                 Exercise Price $30.00                                 156,000
        200      Expiration November 2002
                 Exercise Price $35.00                                 253,000
        300      Expiration February 2003
                 Exercise Price $25.00                                 157,500
               SunGard Data Systems Inc.:
         50      Expiration January 2003
                 Exercise Price $20.00                                  14,500
               SunTrust Banks, Inc.:
        200      Expiration January 2003
                 Exercise Price $60.00                                  78,000
               TECO Energy, Inc.:
        300      Expiration November 2002
                 Exercise Price $22.50                                 207,000
               Teradyne, Inc.:
        400      Expiration October 2002
                 Exercise Price $17.50                                 318,000
               Terex Corporation:
        200      Expiration October 2002
                 Exercise Price $20.00                                  64,000
        400      Expiration October 2002
                 Exercise Price $22.50                                 226,000
        300      Expiration January 2003
                 Exercise Price $20.00                                 117,000
               Texas Instruments Incorporated:
        200      Expiration October 2002
                 Exercise Price $20.00                                 106,000
               3M Co.:
        500      Expiration October 2002
                 Exercise Price $115.00                                355,000
        400      Expiration November 2002
                 Exercise Price $105.00                                192,000
        200      Expiration January 2003
                 Exercise Price $100.00                                122,000
               Tiffany & Co.:
        200      Expiration November 2002
                 Exercise Price $35.00                                 274,000
               Toll Brothers, Inc.:
        200      Expiration December 2002
                 Exercise Price $25.00                                  88,000
        200      Expiration January 2003
                 Exercise Price $25.00                                  92,000
               Trimeris, Inc.:
        150      Expiration October 2002
                 Exercise Price $45.00                                  36,375
        200      Expiration January 2003
                 Exercise Price $40.00                                  77,000
               Union Pacific Corporation:
        250      Expiration November 2002
                 Exercise Price $60.00                                  95,000
               United Parcel Service, Inc. - Class B:
        400      Expiration October 2002
                 Exercise Price $60.00                                  26,000
        500      Expiration January 2003
                 Exercise Price $60.00                                 112,500
               Varian Semiconductor
                 Equipment Associates, Inc.:
        150      Expiration November 2002
                 Exercise Price $30.00                                 204,000
               Verizon Communications Inc.:
        200      Expiration October 2002
                 Exercise Price $25.00                                  15,000
        500      Expiration October 2002
                 Exercise Price $30.00                                 165,000
               Wal-Mart Stores, Inc.:
        300      Expiration October 2002
                 Exercise Price $50.00                                  67,500
        600      Expiration November 2002
                 Exercise Price $50.00                                 219,000
               Washington Mutual, Inc.:
        200      Expiration October 2002
                 Exercise Price $37.50                                 120,000
               Wells Fargo & Company:
        300      Expiration October 2002
                 Exercise Price $40.00                                   3,750
        300      Expiration October 2002
                 Exercise Price $45.00                                  18,750
               Whirlpool Corporation:
        200      Expiration November 2002
                 Exercise Price $45.00                                  58,000
        200      Expiration December 2002
                 Exercise Price $50.00                                 129,000
               Xilinx, Inc.:
        200      Expiration December 2002
                 Exercise Price $15.00                                  42,000
               The Yankee Candle Company, Inc.:
        228      Expiration October 2002
                 Exercise Price $20.00                                  67,260
               York International Corporation:
        200      Expiration November 2002
                 Exercise Price $30.00                                  58,000
        200      Expiration November 2002
                 Exercise Price $35.00                                 139,000
         20      Expiration February 2003
                 Exercise Price $30.00                                   7,200
               Yum! Brands, Inc.:
        200      Expiration October 2002
                 Exercise Price $30.00                                  53,000
               Zions Bancorporation:
        650      Expiration October 2002
                 Exercise Price $50.00                                 425,750
                                                                  ------------
               TOTAL PUT OPTIONS
                 (Cost $21,086,492)                                 36,468,092
                                                                  ------------

  SHARES
  ------
               PREFERRED STOCK -- 0.6%*<F21>
     28,200    Freeport-McMoRan Copper &
                 Gold, Inc. - Series Gold**<F22>                       798,060
    109,900    Freeport-McMoRan Copper &
                 Gold, Inc. - Series Silver**<F22>                     890,190
     57,000    Freeport-McMoRan Copper &
                 Gold, Inc. - Series II**<F22>                       1,419,300
        200    KCS Energy, Inc.
                 (Acquired 2/20/2001,
                 Cost $200,000)**<F22>(4)<F27> r<F23>                  200,000
                                                                  ------------
               TOTAL PREFERRED STOCK
                 (Cost $3,202,486)                                   3,307,550
                                                                  ------------

               WARRANTS -- 0.8%*<F21>
  1,333,334    Alamos Minerals Ltd.
                 Expiration April 2003
                 Exercise Price $0.20 CN
                 (Acquired 7/11/2002,
                 Cost $13,333)(4)<F27> r<F23>                          131,972
    500,000    Alamos Minerals Ltd.
                 Expiration July 2003
                 Exercise Price $0.45 CN
                 (Acquired 7/22/2002,
                 Cost $5,000)(4)<F27> r<F23>                             3,152
    700,000    Alamos Minerals Ltd.
                 Expiration July 2004
                 Exercise Price $0.28 CN
                 (Acquired 7/19/2002,
                 Cost $7,000)(4)<F27> r<F23>                            33,981
    165,000    Almaden Minerals Ltd.
                 Expiration April 2004
                 Exercise Price $0.51 CN
                 (Acquired 4/02/2002,
                 Cost $1,650)(4)<F27> r<F23>                             4,421
     12,500    Apex Silver Mines Limited
                 Expiration February 2004
                 Exercise Price $18.00
                 (Acquired 11/03/1999,
                 Cost $13)(4)<F27> r<F23>                                   13
     93,750    Apollo Gold Corporation
                 Expiration March 2004
                 Exercise Price $1.60
                 (Acquired 7/12/2002,
                 Cost $938)(4)<F27> r<F23>                                 938
     66,666    Ashanti Goldfields
                 Company Ltd. - ADR
                 Expiration April 2004
                 Exercise Price $3.00
                 (Acquired 4/29/2002,
                 Cost $147,332)(4)<F27> r<F23>                         121,865
     66,667    Ashanti Goldfields
                 Company Ltd. - ADR
                 Expiration October 2004
                 Exercise Price $3.00
                 (Acquired 4/29/2002,
                 Cost $147,334)(4)<F27> r<F23>                         121,867
     66,667    Ashanti Goldfields
                 Company Ltd. - ADR
                 Expiration April 2005
                 Exercise Price $3.00
                 (Acquired 4/29/2002,
                 Cost $147,334)(4)<F27> r<F23>                         121,867
    111,112    Atacama Minerals Corp.
                 Expiration May 2003
                 Exercise Price $1.10 CN
                 (Acquired 5/22/2002,
                 Cost $1,111)(4)<F27> r<F23>                               700
    100,000    Aurora Platinum Corp.
                 Expiration September 2003
                 Exercise Price $4.75 CN
                 (Acquired 9/03/2002,
                 Cost $1,000) (4)<F27> r<F23>                              630
      1,785    Avigen, Inc.
                 Expiration November 2004
                 Exercise Price $28.00
                 (Acquired 11/11/1999,
                 Cost $223)(4)<F27> r<F23>                                   2
    135,000    Candente Resource Corp.
                 Expiration May 2003
                 Exercise Price $0.44 CN
                 (Acquired 5/16/2002,
                 Cost $1,350)(4)<F27> r<F23>                               851
  1,570,000    Candente Resource Corp.
                 Expiration January 2004
                 Exercise Price $0.20 CN
                 (Acquired 1/30/2002,
                 Cost $15,700)(4)<F27> r<F23>                          197,957
    196,850    Cardima, Inc.
                 Expiration August 2005
                 Exercise Price $1.91
                 (Acquired 8/09/2001,
                 Cost $19,685)(4)<F27> r<F23>                           19,685
    312,499    Cardima, Inc.
                 Expiration August 2006
                 Exercise Price $0.90
                 (Acquired 8/05/2002,
                 Cost $3,125)(4)<F27> r<F23>                             3,125
  1,000,000    Desert Sun Mining Corp.
                 Expiration August 2004
                 Exercise Price $0.50 CN
                 (Acquired 8/26/2002,
                 Cost $257,500)(4)<F27> r<F23>                         305,825
    500,000    East West Resource Corporation
                 Expiration May 2004
                 Exercise Price $0.13 CN
                 (Acquired 5/13/2002,
                 Cost $5,000)(4)<F27> r<F23>                             3,152
    670,000    Farallon Resources Ltd.
                 Expiration April 2004
                 Exercise Price $0.40 CN
                 (Acquired 4/12/2002,
                 Cost $6,700)(4)<F27> r<F23>                             4,224
     75,000    Foxpoint Resources Ltd.
                 Expiration December 2003
                 Exercise Price $1.30 CN
                 (Acquired 12/14/2001,
                 Cost $750)(4)<F27> r<F23>                              35,462
    800,000    Golden Goliath Resources Ltd.
                 Expiration October 2002
                 Exercise Price $0.75 CN
                 (Acquired 10/06/2000,
                 Cost $5,322)(4)<F27> r<F23>                                 0
  1,600,000    Golden Phoenix Minerals, Inc.
                 Expiration March 2004
                 Exercise Price $0.10
                 (Acquired 3/01/2002,
                 Cost $16,000)(4)<F27> r<F23>                          285,600
    250,000    Golden Star Resources Ltd.
                 Expiration December 2003
                 Exercise Price $0.70
                 (Acquired 12/19/2001,
                 Cost $2,500)(4)<F27> r<F23>                           116,875
    500,000    IMA Exploration Inc.
                 Expiration December 2002
                 Exercise Price $0.45 CN
                 (Acquired 12/18/2001,
                 Cost $5,000)(4)<F27> r<F23>                            15,761
    318,500    IMA Exploration Inc.
                 Expiration January 2003
                 Exercise Price $0.45 CN
                 (Acquired 1/29/2002,
                 Cost $3,185)(4)<F27> r<F23>                            10,040
    222,222    IMA Exploration Inc.
                 Expiration May 2004
                 Exercise Price $0.53 CN
                 (Acquired 5/23/2002,
                 Cost $2,222)(4)<F27> r<F23>                             1,401
    265,958    IMA Exploration Inc.
                 Expiration September 2004
                 Exercise Price $0.55 CN
                 (Acquired 9/23/2002,
                 Cost $2,660)(4)<F27> r<F23>                             1,677
     50,299    InSite Vision Incorporated
                 Expiration April 2004
                 Exercise Price $5.64
                 (Acquired 4/28/2000, Cost $50)(4)<F27> r<F23>              50
  1,750,000    Madison Enterprises Corp.
                 Expiration September 2003
                 Exercise Price $0.12 CN
                 (Acquired 3/21/2002,
                 Cost $17,500)(4)<F27> r<F23>                           17,652
    125,000    Metalline Mining Co. Inc.
                 Expiration June 2006
                 Exercise Price $5.00
                 (Acquired 6/29/2001,
                 Cost $1,250)(4)<F27> r<F23>                             1,250
    202,909    Minefinders Corporation Ltd.
                 Expiration September 2002
                 Exercise Price $1.35 CN
                 (Acquired 9/27/2000,
                 Cost $20,291)(4)<F27> r<F23>                          472,990
    335,755    Minefinders Corporation Ltd.
                 Expiration December 2002
                 Exercise Price $1.00 CN
                 (Acquired 1/05/2001,
                 Cost $33,576)(4)<F27> r<F23>                          845,632
    133,896    Minefinders Corporation Ltd.
                 Expiration July 2003
                 Exercise Price $1.40 CN
                 (Acquired 6/22/2001,
                 Cost $1,339)(4)<F27> r<F23>                           308,530
    110,514    Minefinders Corporation Ltd.
                 Expiration September 2003
                 Exercise Price $1.40 CN
                 (Acquired 9/26/2001,
                 Cost $1,105)(4)<F27> r<F23>                           254,652
    416,666    Minera Andes Inc.
                 Expiration June 2003
                 Exercise Price $0.25 CN
                 (Acquired 6/21/2002,
                 Cost $4,167)(4)<F27> r<F23>                            23,641
     87,500    Neurobiological Technologies, Inc.
                 Expiration February 2004
                 Exercise Price $1.38
                 (Acquired 11/05/1999,
                 Cost $88)(4)<F27> r<F23>                              103,250
    500,000    Nevada Pacific Gold Ltd.
                 Expiration December 2002
                 Exercise Price $0.30 CN
                 (Acquired 12/04/2001,
                 Cost $5,000)(4)<F27> r<F23>                            53,587
    250,000    Nevada Pacific Gold Ltd.
                 Expiration May 2003
                 Exercise Price $0.70 CN
                 (Acquired 5/23/2002,
                 Cost $2,500)(4)<F27> r<F23>                             1,576
    464,699    Orezone Resources Inc.
                 Expiration July 2004
                 Exercise Price $0.30 CN
                 (Acquired 7/19/2002,
                 Cost $4,647)(4)<F27> r<F23>                             2,930
  3,000,000    Pelangio Mines Inc.
                 Expiration February 2003
                 Exercise Price $0.20 CN
                 (Acquired 2/08/2002,
                 Cost $30,000)(4)<F27> r<F23>                           18,913
  1,000,000    Redstar Gold Corp.
                 Expiration May 2004
                 Exercise Price $0.15 CN
                 (Acquired 5/31/2002,
                 Cost $10,000)(4)<F27> r<F23>                            6,304
  1,000,000    Rimfire Minerals Corporation
                 Expiration April 2004
                 Exercise Price $0.45 CN
                 (Acquired 4/15/2002,
                 Cost $10,000)(4)<F27> r<F23>                            6,304
    625,000    Ross River Minerals Inc.
                 Expiration November 2003
                 Exercise Price $0.35 CN
                 (Acquired 5/21/2002,
                 Cost $6,250)(4)<F27> r<F23>                             3,940
  2,000,000    SAMEX Mining Corp.
                 Expiration March 2004
                 Exercise Price $0.20 CN
                 (Acquired 3/05/2002,
                 Cost $20,000)(4)<F27> r<F23>                           75,653
    125,000    Silver Standard Resources Inc.
                 Expiration October 2003
                 Exercise Price $3.00 CN
                 (Acquired 10/29/2001,
                 Cost $1,250)(4)<F27> r<F23>                           273,452
     75,000    Silver Standard Resources Inc.
                 Expiration May 2004
                 Exercise Price $4.80 CN
                 (Acquired 5/10/2002,
                 Cost $750)(4)<F27> r<F23>                              33,074
  1,000,000    Silverado Gold Mines Ltd.
                 Expiration May 2003
                 Exercise Price $0.20
                 (Acquired 5/06/2002,
                 Cost $10,000)(4)<F27> r<F23>                          238,000
  1,750,000    South American Gold and
                 Copper Company Limited
                 Expiration March 2004
                 Exercise Price $0.08 CN
                 (Acquired 3/28/2002,
                 Cost $17,500)(4)<F27> r<F23>                           11,033
    500,500    Starfield Resources Inc.
                 Expiration October 2003
                 Exercise Price $0.55 CN
                 (Acquired 10/10/2001,
                 Cost $5,005)(4)<F27> r<F23>                             3,155
    500,000    Sultan Minerals Inc.
                 Expiration January 2003
                 Exercise Price $0.32 CN
                 (Acquired 1/18/2002,
                 Cost $5,000)(4)<F27> r<F23>                             3,152
    666,667    Sultan Minerals Inc.
                 Expiration August 2003
                 Exercise Price $0.25 CN
                 (Acquired 8/13/2001,
                 Cost $6,667)(4)<F27> r<F23>                             4,203
    650,000    Tyhee Development Corp.
                 Expiration May 2003
                 Exercise Price $0.30 CN
                 (Acquired 5/01/2002,
                 Cost $6,500)(4)<F27> r<F23>                            23,358
     62,500    Wheaton River Minerals Ltd.
                 Expiration May 2007
                 Exercise Price $1.65 CN
                 (Acquired 5/30/2002,
                 Cost $625)(4)<F27> r<F23>                                 394
    800,000    Xenolix Technologies, Inc.
                 Expiration March 2003
                 Exercise Price $2.00
                 (Acquired 3/30/2001,
                 Cost $800)(4)<F27> r<F23>                                 800
    200,000    Xenolix Technologies, Inc.
                 Expiration February 2004
                 Exercise Price $2.00
                 (Acquired 2/04/2002,
                 Cost $2,000)(4)<F27> r<F23>                               200
                                                                  ------------
               TOTAL WARRANTS
                 (Cost $1,042,827)                                   4,330,718
                                                                  ------------

 PRINCIPAL
  AMOUNT
 ---------
               CONVERTIBLE DEBENTURES -- 0.1%*<F21>
$   300,000    Golden Phoenix Minerals, Inc.
                 (Acquired 1/14/2000,
                 Cost $300,000)(4)<F27> r<F23>                         439,820
                                                                  ------------

               CORPORATE NOTES -- 0.3%*<F21>
               Globalstar LP/Capital
  4,500,000      11.375%, 2/15/2004(8)<F31>                            135,000
 11,750,000      11.250%, 6/15/2004(8)<F31>                            352,500
 10,150,000      11.500%, 6/01/2005(8)<F31>                            304,500
               Itronics Inc.
    250,000      12.000%, 5/14/2004
                 (Acquired 5/14/2001,
                 Cost $250,000)(4)<F27> r<F23>                         250,000
    380,000      12.000%, 10/24/2004
                 (Acquired 10/24/2001,
                 Cost $380,000)(4)<F27> r<F23>                         380,000
    100,000      12.000%, 3/15/2005
                 (Acquired 3/15/2002,
                 Cost $100,000)(4)<F27> r<F23>                         100,000
                                                                  ------------
               TOTAL CORPORATE NOTES:
                 (Cost $3,408,660)                                   1,522,000
                                                                  ------------

               U.S. TREASURY
                 OBLIGATIONS -- 54.3%*<F21>
               U.S. Treasury Notes:
 26,314,000    4.625%, 2/28/2003(5)<F28>                            26,663,476
 12,200,000    4.250%, 3/31/2003(5)<F28>                            12,373,948
 12,300,000    4.250%, 5/31/2003(5)<F28>                            12,527,747
 13,600,000    3.875%, 6/30/2003(5)<F28>                            13,845,970
  4,800,000    3.875%, 7/31/2003(5)<F28>                             4,896,562
  4,200,000    3.625%, 8/31/2003(5)<F28>                             4,282,522
  7,560,000    3.625%, 3/31/2004(5)<F28>                             7,786,505
 33,700,000    3.375%, 4/30/2004(5)<F28>                            34,624,121
 21,900,000    3.250%, 5/31/2004(5)<F28>                            22,476,583
 32,000,000    2.875%, 6/30/2004(5)<F28>                            32,668,736
 35,700,000    2.250%, 7/31/2004(5)<F28>                            36,073,743
  1,400,000    6.000%, 8/15/2004(5)<F28>                             1,511,782
 72,000,000    2.125%, 8/31/2004(5)<F28>                            72,596,232
  4,900,000    1.875%, 9/30/2004                                     4,916,459
                                                                  ------------
               TOTAL U.S. TREASURY
                 NOTES (Cost $283,745,373)                         287,244,386
                                                                  ------------

               SHORT TERM INVESTMENTS -- 10.1%*
  SHARES
  ------
               MUTUAL FUNDS -- 0.8%*<F21>
  4,182,528    First American Treasury
                 Obligations Fund                                    4,182,528
                                                                  ------------

 PRINCIPAL
  AMOUNT
 ---------
               U.S. TREASURY
                 OBLIGATIONS -- 9.3%*<F21>
               U.S. Treasury Bills:
$11,013,000    1.53%, 10/03/2002                                    11,012,064
 18,513,000    1.58%, 10/10/2002                                    18,505,705
 16,019,000    1.51%, 10/17/2002                                    16,008,272
  3,500,000    1.54%, 12/26/2002                                     3,487,124
                                                                  ------------
                                                                    49,013,165
                                                                  ------------
               TOTAL SHORT-TERM
                 INVESTMENTS
                 (Cost $53,195,859)                                 53,195,693
                                                                  ------------
               TOTAL INVESTMENTS
                 (Cost $456,516,971)
                 (see note 1)                                     $472,359,298
                                                                  ------------
                                                                  ------------

NOTES TO SCHEDULE OF INVESTMENTS
    CN - Canadian Dollars
   ADR - American Depository Receipt
  *<F21>  Calculated as a percentage of net assets.
 **<F22>  Non-income producing security.
  R<F23>  Restricted security.
(1)<F24> Shares are held to cover all or a portion of a corresponding short position.
(2)<F25>  Private placement issue (trades at a discount to market value).
(3)<F26>  Foreign security.
(4)<F27>  Fair valued security.
(5)<F28> All or a portion of the securities have been committed as collateral for open short positions.
(6)<F29> Holding entitles Fund to 525,738 voting rights for Maxam Gold Corporation Preferred and 52,574 voting rights for MCM Custom Milling Corporation.
(7)<F30>  Affiliated company.  See Note 8 in Notes to the Financial Statements.
(8)<F31>  Security in default.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2002

 SHARES                                                               VALUE
 ------                                                               -----
 147,000    ADTRAN, Inc.                                          $  2,293,200
 120,000    Advanced Fibre
              Communications, Inc.                                   1,592,400
 130,000    Advanced Micro Devices, Inc.                               694,200
 165,000    Advanced Energy Industries, Inc.                         1,468,500
  10,000    The AES Corporation                                         25,100
  10,000    Affiliated Computer
              Services, Inc. - Class A                                 425,500
  21,000    Affymetrix, Inc.                                           436,800
  40,000    Alcatel SA - ADR                                            93,200
   5,000    Altera Corporation                                          43,350
  48,000    Amazon.com, Inc.                                           764,640
  54,000    Ambac Financial Group, Inc.                              2,910,060
  15,000    American Capital Strategies, Ltd.                          282,600
  54,000    American Express Company                                 1,683,720
  21,000    American International Group, Inc.                       1,148,700
  36,000    AmeriCredit Corp.                                          290,520
  90,000    Amylin Pharmaceuticals, Inc.                             1,495,800
  20,000    Analog Devices, Inc.                                       394,000
 260,000    Andrew Corporation                                       1,703,000
  25,000    Applied Materials, Inc.                                    288,750
  60,000    AutoNation, Inc.                                           691,200
  41,002    Avigen, Inc.                                               325,146
 115,000    BEA Systems, Inc.                                          595,700
  16,000    Beazer Homes USA, Inc.                                     976,800
  50,000    Belden Inc.                                                671,000
  12,000    Black Box Corporation                                      398,400
  20,000    Boyd Gaming Corporation                                    373,400
  61,000    Broadcom Corporation - Class A                             651,480
 145,000    Brocade Communications
              Systems, Inc.                                          1,091,850
  79,000    Brunswick Corporation                                    1,662,160
  40,000    Cablevision Systems
              New York Group - Class A                                 362,400
  23,000    Cabot Microelectronics Corporation                         856,520
  70,000    Capital One Financial Corporation                        2,444,400
  37,000    CDW Computer Centers, Inc.                               1,567,320
  10,000    CEC Entertainment Inc.                                     341,100
  45,000    CenturyTel, Inc.                                         1,009,350
  31,000    Cerus Corporation                                          516,770
  70,000    Cisco Systems, Inc.                                        733,600
  50,000    Citigroup Inc.                                           1,482,500
 200,000    Clayton Homes, Inc.                                      2,196,000
  35,000    Clear Channel Communications, Inc.                       1,216,250
  15,000    Computer Sciences Corporation                              416,850
  82,000    Convergys Corporation                                    1,232,460
  35,000    Cox Communications, Inc. - Class A                         860,650
  15,000    Credence Systems Corporation                               129,900
   3,000    Credit Acceptance Corporation                               24,600
  60,000    Cree, Inc.                                                 750,000
  50,000    CSG Systems International, Inc.                            545,000
  57,000    CV Therapeutics, Inc.                                    1,191,870
  92,000    Cymer, Inc.                                              1,714,880
 190,000    DIAMONDS Trust, Series I                                14,440,000
  60,000    Dillard's, Inc. - Class A                                1,210,800
  50,000    D.R. Horton, Inc.                                          931,000
  58,000    Eastman Kodak Company                                    1,579,920
   7,000    eBay Inc.                                                  369,670
  40,000    Eli Lilly and Company                                    2,213,600
 115,000    El Paso Corporation                                        951,050
   7,500    Enesco Group, Inc.                                          52,575
   9,000    Equity Office Properties Trust                             232,380
  85,000    ESS Technology, Inc.                                       522,750
  40,000    Ethan Allen Interiors Inc.                               1,294,400
  32,000    Exar Corporation                                           369,600
     180    Extreme Networks, Inc.                                         758
  35,000    Fannie Mae                                               2,083,900
  30,000    Federated Department Stores, Inc.                          883,200
  10,000    Fifth Third Bancorp                                        612,300
  12,000    Financial Select Sector SPDR Fund                          248,040
  10,000    FleetBoston Financial Corporation                          203,300
 110,000    Foundry Networks, Inc.                                     602,800
   8,000    Freddie Mac                                                447,200
 100,000    GATX Corporation                                         1,980,000
  25,000    General Electric Company                                   616,250
  50,000    General Motors Corporation                               1,945,000
  52,000    The Goldman Sachs Group, Inc.                            3,433,560
  72,500    The Goodyear Tire &
              Rubber Company                                           644,525
  38,000    GreenPoint Financial Corp.                               1,586,120
  35,000    Harley-Davidson, Inc.                                    1,625,750
  66,000    Household International, Inc.                            1,868,460
  15,000    Integrated Circuit Systems, Inc.                           235,500
  41,700    InterMune Inc.                                           1,368,594
  55,000    Internet Security Systems, Inc.                            677,600
 148,000    Intersil Corporation - Class A                           1,918,080
  70,000    Iron Mountain Incorporated                               1,749,300
 131,100    Irwin Financial Corporation                              2,228,700
 177,000    Isis Pharmaceuticals, Inc.                               1,745,220
  80,000    J.C. Penney Company, Inc.                                1,273,600
 121,000    J.P. Morgan Chase & Co.                                  2,297,790
 100,000    Juniper Networks, Inc.                                     480,000
  20,000    KB HOME                                                    976,800
   5,700    KCS Energy, Inc.                                             8,550
  20,000    Kinder Morgan, Inc.                                        709,000
  37,000    KLA-Tencor Corporation                                   1,033,780
  38,000    Kohl's Corporation                                       2,310,780
  50,000    Lamar Advertising Company                                1,517,500
  65,000    Lehman Brothers Holdings Inc.                            3,188,250
   5,000    Lennar Corporation                                         278,900
  24,000    LightPath Technologies, Inc. - Class A                       9,360
  27,000    Linear Technology Corporation                              559,440
  13,000    Lowe's Companies, Inc.                                     538,200
  10,000    Mandalay Resort Group                                      335,500
  83,000    Manhattan Associates, Inc.                               1,122,160
   1,000    Maxim Integrated Products, Inc.                             24,760
  93,000    MBIA Inc.                                                3,715,350
 187,000    MBNA Corporation                                         3,437,060
  50,000    McKesson Corporation                                     1,416,500
  22,000    Mediacom Communications Corporation                        118,140
     504    The Medicines Company                                        5,533
  45,000    MedImmune, Inc.                                            941,400
  20,000    Meridian Gold Inc.                                         366,000
  74,000    Merrill Lynch & Co., Inc.                                2,438,300
  59,000    Metris Companies Inc.                                      136,290
  55,000    MGIC Investment Corporation                              2,245,650
  15,000    MGM MIRAGE                                                 559,500
 102,500    Micrel, Incorporated                                       631,400
  40,000    Microchip Technology Incorporated                          818,000
  38,000    Moody's Corporation                                      1,843,000
 123,000    Morgan Stanley                                           4,167,240
  10,000    National City Corporation                                  285,300
  30,000    Network Appliance, Inc.                                    219,900
  10,000    Neurocrine Biosciences, Inc.                               410,000
  30,000    Newell Rubbermaid Inc.                                     926,100
  40,000    Newport Corporation                                        451,200
  18,000    NIKE, Inc. - Class B                                       777,240
  95,000    Nokia Oyj - ADR                                          1,258,750
  55,000    NorthWestern Corporation                                   536,800
  63,000    OmniVision Technologies, Inc.                              415,170
 130,000    ON Semiconductor Corporation                               162,500
  60,000    Overture Services, Inc.                                  1,414,200
   5,636    Photon Dynamics, Inc.                                      104,998
 140,000    Pixelworks, Inc.                                           721,000
  30,000    The PMI Group, Inc.                                        816,300
  22,000    Polaris Industries Inc.                                  1,364,000
  24,000    QLogic Corporation                                         624,960
  29,000    QUALCOMM Inc                                               800,980
  40,000    Quantum Fuel Systems
              Technologies Worldwide, Inc.                              85,600
  72,000    Radian Group Inc.                                        2,351,520
  14,700    Regions Financial Corporation                              480,249
   7,000    Rent-A-Center, Inc.                                        363,650
  25,000    Research In Motion Limited                                 235,500
 124,000    RF Micro Devices, Inc.                                     744,000
  44,000    Ruby Tuesday, Inc.                                         826,320
  25,000    The Ryland Group, Inc.                                     929,250
  30,000    SanDisk Corporation                                        393,300
  30,000    ScanSoft, Inc.                                              99,000
 142,000    Scientific-Atlanta, Inc.                                 1,776,420
  25,000    Sealed Air Corporation                                     422,250
  42,000    Sears, Roebuck and Co.                                   1,638,000
 105,000    Semtech Corporation                                      1,018,500
 195,000    The Shaw Group Inc.                                      2,769,000
  55,000    Silicon Image, Inc.                                        224,950
 155,300    Silicon Valley Bancshares                                2,629,229
  45,000    Sola International Inc.                                    452,250
  65,000    SPDR Trust Series 1                                      5,316,350
 100,000    Specialty Laboratories, Inc.                               919,000
 190,000    Sprint Corporation                                       1,732,800
  18,000    Stage Stores, Inc.                                         390,420
  45,000    Starwood Hotels &
              Resorts Worldwide, Inc.                                1,003,500
   1,000    Symantec Corporation                                        33,630
  10,000    TCF Financial Corporation                                  423,300
 130,000    TECO Energy, Inc.                                        2,064,400
  12,300    Terex Corporation                                          207,870
  25,000    Time Warner Telecom Inc. - Class A                          20,250
  40,000    Toll Brothers, Inc.                                        869,600
  15,000    The Toronto-Dominion Bank                                  264,150
  30,000    Trammell Crow Company                                      295,800
   1,771    Travelers Property Casualty
              Corp. - Class A                                           23,382
   3,639    Travelers Property Casualty
              Corp. - Class B                                           49,241
  47,000    Trimeris, Inc.                                           2,098,550
  85,000    Tyco International Ltd.                                  1,198,500
  90,000    United Online, Inc.                                        863,100
  52,000    United States Cellular Corporation                       1,538,160
  20,000    Univision Communications
              Inc. - Class A                                           456,000
 102,000    UTStarcom, Inc.                                          1,557,540
  16,000    Varian Semiconductor
              Equipment Associates, Inc.                               263,040
   3,000    VeriSign, Inc.                                              15,150
  15,000    VERITAS Software Corporation                               220,050
  35,000    Verizon Communications Inc.                                960,400
  25,000    Vishay Intertechnology, Inc.                               220,000
  40,000    Washington Mutual, Inc.                                  1,258,800
  45,000    Wells Fargo & Company                                    2,167,200
  18,000    Whirlpool Corporation                                      825,480
  65,000    Winstar Communications, Inc.                                    98
  76,000    Xilinx, Inc.                                             1,203,688
  89,500    Zoran Corporation                                          984,500
                                                                  ------------
            TOTAL SECURITIES
              SOLD SHORT
              (Proceeds $229,695,124)                             $195,611,566
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

   SHARES                                                             VALUE
   ------                                                             -----
                COMMON STOCKS -- 12.4%

                CANADA -- 4.8%
      90,000    Barrick Gold Corporation                          $  1,399,500
      98,000    Central Fund of Canada
                  Limited - Class A                                    430,220
     542,800    Chesapeake Gold Corp.(2)<F33>                          667,293
     100,000    Goldcorp Inc.                                        1,103,000
     274,000    Placer Dome Inc.                                     2,501,620
                                                                  ------------
                                                                     6,101,633
                                                                  ------------

                CHANNEL ISLANDS -- 0.3%
      17,500    Randgold Resources
                  Limited - ADR(2)<F33>                                316,558
                                                                  ------------

                SOUTH AFRICA -- 5.8%
      65,000    AngloGold Limited - ADR                              1,732,250
      55,500    ASA Ltd.                                             1,790,985
     224,000    Durban Roodepoort Deep
                  Limited - ADR(2)<F33>                                931,840
      84,000    Gold Fields Limited - ADR                            1,075,200
     114,000    Harmony Gold Mining Company
                  Limited - ADR                                      1,784,100
                                                                  ------------
                                                                     7,314,375
                                                                  ------------

                UNITED STATES -- 1.5%
      68,000    Newmont Mining Corporation                           1,870,680
                                                                  ------------
                TOTAL COMMON STOCK
                  (Cost $14,248,472)                                15,603,246
                                                                  ------------

   OUNCES
   ------
COMMODITIES -- 1.4%
       5,663    Gold Bullion(1)<F32> (2)<F33>                        1,813,897
                                                                  ------------
                TOTAL COMMODITIES
                  (Cost $1,671,273)                                  1,813,897
                                                                  ------------

 PRINCIPAL
   AMOUNT
 ---------
                U.S. TREASURY
                  OBLIGATIONS -- 23.9%
                U.S. Treasury Notes:
 $ 1,500,000    3.88%, 7/31/2003                                     1,530,176
   5,000,000    3.25%, 5/31/2004                                     5,131,640
   4,000,000    2.25%, 7/31/2004                                     4,041,876
  19,277,000    2.13%, 8/31/2004                                    19,436,633
                                                                  ------------
                                                                    30,140,325
                                                                  ------------
                TOTAL U.S. TREASURIES
                  (Cost $29,890,230)                                30,140,325
                                                                  ------------

                FOREIGN TREASURY
                  OBLIGATIONS -- 57.9%

                CANADA -- 3.4%
                Canadian Government Bonds:
   2,290,000    5.00%, 12/01/2003                                    1,478,380
   4,180,000    6.50%, 6/01/2004                                     2,783,065
                                                                  ------------
                                                                     4,261,445
                                                                  ------------

                DENMARK -- 4.7%
                Kingdom of Denmark Bonds:
   4,600,000    6.00%, 11/15/2002                                      613,997
   7,250,000    5.00%, 11/15/2003                                      983,134
  31,900,000    4.00%, 11/15/2004                                    4,289,072
                                                                  ------------
                                                                     5,886,203
                                                                  ------------

                FINLAND -- 1.7%
                Finnish Government Bond:
   1,970,000    9.50%, 3/15/2004                                     2,115,920
                                                                  ------------

                FRANCE -- 12.6%
                French Treasury Notes:
     290,000    5.00%, 1/12/2003                                       287,905
   1,825,000    4.50%, 7/12/2003                                     1,821,831
   2,110,000    4.00%, 1/12/2004                                     2,110,548
  10,465,000    3.50%, 7/12/2004                                    10,421,063
   1,200,000    6.75%, 10/25/2004                                    1,282,546
                                                                  ------------
                                                                    15,923,893
                                                                  ------------

                GERMANY -- 6.1%
                Bundesschatzanweisungen:
   3,830,000    4.25%, 3/12/2004                                     3,849,195
                Bundesrepub.Deutschland:
   3,600,000    7.50%, 11/11/2004                                    3,866,499
                                                                  ------------
                                                                     7,715,694
                                                                  ------------

                NORWAY -- 2.1%
                Norwegian Government Bonds:
   5,250,000    9.50%, 10/31/2002                                      709,417
  14,540,000    5.75%, 11/30/2004                                    1,944,932
                                                                  ------------
                                                                     2,654,349
                                                                  ------------

                SWEDEN -- 1.8%
                Swedish Government Bonds:
  15,950,000    10.25%, 5/05/2003                                    1,777,858
   5,000,000    5.00%, 1/15/2004                                       544,203
                                                                  ------------
                                                                     2,322,061
                                                                  ------------

                SWITZERLAND -- 25.5%
                Swiss Government Bonds:
   1,005,000    6.25%, 1/07/2003                                       692,148
   9,485,000    6.50%, 4/10/2004                                     6,992,065
  26,230,000    4.50%, 10/07/2004                                   18,969,211
   7,400,000    5.50%, 1/06/2005                                     5,498,262
                                                                  ------------
                                                                    32,151,686
                                                                  ------------
                TOTAL FOREIGN
                  TREASURY OBLIGATIONS
                  (Cost $69,330,710)                                73,031,251
                                                                  ------------

                SHORT-TERM INVESTMENTS -- 3.7%
                U.S. TREASURIES -- 3.1%
                U.S. Treasury Bill:
 $ 4,000,000    1.51%, 1/30/2003                                     3,979,700
                                                                  ------------

   SHARES
   ------
                MUTUAL FUNDS -- 0.6%
     780,249    First American Treasury
                  Obligations Fund                                     780,249
                                                                  ------------
                TOTAL SHORT-TERM
                  INVESTMENTS
                  (Cost $4,760,455)                                  4,759,949
                                                                  ------------
                TOTAL INVESTMENTS
                  (Cost $119,901,140) -- 99.3%                     125,348,668
                                                                  ------------
                Other Assets less Liabilities -- 0.7%                  842,551
                                                                  ------------
                Total Net Assets -- 100.0%                        $126,191,219
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt
(1)<F32>  Fair valued investment.
(2)<F33>  Non-income producing security.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of three series: thePrudent Bear Fund, the Prudent Safe Harbor Fund and the Prudent Bear Large Cap Fund (each a "Fund" and collectively the "Funds"). As of September 30, 2002, the Prudent Bear Large Cap Fund had not commenced operations. The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Safe Harbor Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Safe Harbor Fund commenced operations on February 2, 2000.

     The investment objective of the Prudent Bear Large Cap Fund is capital appreciation in declining equity markets, which it seeks to obtain primarily through short sales of equity securities as well as selling futures contracts and purchasing put options on stock indices. The Prudent Bear Large Cap Fund had not commenced operations as of September 30, 2002.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At September 30, 2002, such investments represent 4.3% and 1.4% of net assets, at value, in the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Safe Harbor Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

     h) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $1,739,053 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Safe Harbor Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Safe Harbor Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     k) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Prudent Bear Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At September
          30, 2002, the Fund had restricted securities with an        aggregate
          market value of $22,041,694 representing 4.2% of the net assets of the Fund.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

Prudent Bear Fund

                                                            Year Ended
No Load Shares:                                         September 30, 2002
                                                   ---------------------------
                                                         $            Shares
                                                   ------------    -----------
     Shares sold                                   $868,787,535    129,021,398
     Shares issued to holders in
       reinvestment of dividends                      4,078,790        853,303
     Shares redeemed                               (632,946,808)   (96,269,651)
                                                   ------------    -----------
     Net increase                                  $239,919,517     33,605,050
                                                   ------------
                                                   ------------
     Shares Outstanding:
        Beginning of period                                         29,105,548
                                                                   -----------
        End of period                                               62,710,598
                                                                   -----------
                                                                   -----------

                                                            Year Ended
Class C Shares:                                         September 30, 2002
                                                   ---------------------------
                                                         $            Shares
                                                   ------------    -----------
     Shares sold                                   $  8,457,907      1,333,601
     Shares issued to holders in
       reinvestment of dividends                         63,278         13,435
     Shares redeemed                                 (3,640,215)      (610,467)
                                                   ------------    -----------
     Net increase                                  $  4,880,970        736,569
                                                   ------------
                                                   ------------
     Shares Outstanding:
        Beginning of period                                            226,352
                                                                   -----------
        End of period                                                  962,921
                                                                   -----------
                                                                   -----------

                                                            Year Ended
No Load Shares:                                         September 30, 2001
                                                   ---------------------------
                                                         $            Shares
                                                   ------------    -----------
     Shares sold                                   $335,284,627     70,493,807
     Shares issued to holders in
       reinvestment of dividends                      6,926,690      1,512,378
     Shares redeemed                               (388,901,322)   (81,923,404)
                                                   ------------    -----------
     Net decrease                                  $(46,690,005)    (9,917,219)
                                                   ------------
                                                   ------------
     Shares Outstanding:
        Beginning of period                                         39,022,767
                                                                   -----------
        End of period                                               29,105,548
                                                                   -----------
                                                                   -----------

                                                            Year Ended
Class C Shares:                                         September 30, 2001
                                                   ---------------------------
                                                         $            Shares
                                                   ------------    -----------
     Shares sold                                   $  2,311,108        484,427
     Shares issued to holders in
       reinvestment of dividends                         10,909          2,398
     Shares redeemed                                 (2,276,554)      (484,190)
                                                   ------------    -----------
     Net increase                                  $     45,463          2,635
                                                   ------------
                                                   ------------
     Shares Outstanding:
        Beginning of period                                            223,717
                                                                   -----------
        End of period                                                  226,352
                                                                   -----------
                                                                   -----------

Prudent Safe Harbor Fund
                                                            Year Ended
                                                        September 30, 2002
                                                   ---------------------------
                                                         $            Shares
                                                   ------------    -----------
     Shares sold                                   $226,790,135     20,888,291
     Shares issued to holders in
       reinvestment of dividends                      1,673,306        156,127
     Shares redeemed                               (134,136,115)   (12,341,915)
                                                   ------------    -----------
     Net increase                                  $ 94,327,326      8,702,503
                                                   ------------
                                                   ------------
     Shares Outstanding:
        Beginning of period                                          2,612,561
                                                                   -----------
        End of period                                               11,315,064
                                                                   -----------

                                                            Year Ended
                                                        September 30, 2001
                                                   ---------------------------
                                                         $            Shares
                                                   ------------    -----------
     Shares sold                                   $ 43,865,227      4,816,706
     Shares issued to holders in
       reinvestment of dividends                        171,437         18,848
     Shares redeemed                                (21,663,753)    (2,377,681)
                                                   ------------    -----------
     Net increase                                  $ 22,372,911      2,457,873
                                                   ------------
                                                   ------------
     Shares Outstanding:
        Beginning of period                                            154,688
                                                                   -----------
        End of period                                                2,612,561
                                                                   -----------
                                                                   -----------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended September 30, 2002, were as follows:

                              Prudent Bear Fund     Prudent Safe Harbor Fund
                              -----------------     ------------------------
     Purchases                   $455,910,277             $132,800,337
     Sales                       $228,942,774             $ 41,023,955

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ended September 30, 2002, as follows:

                              Prudent Bear Fund     Prudent Safe Harbor Fund
                              -----------------     ------------------------
     Purchases                   $372,285,232             $52,315,887
     Sales                       $177,141,279             $24,808,805

     At September 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Prudent Bear Fund
     Appreciation                                              $ 34,124,656
     (Depreciation)                                             (28,972,473)
                                                               ------------
     Net appreciation on investments                           $  5,152,183
                                                               ------------
                                                               ------------

     Prudent Safe Harbor Fund
     Appreciation                                              $  6,171,292
     (Depreciation)                                              (1,112,119)
                                                               ------------
     Net appreciation on investments                           $  5,059,173
                                                               ------------
                                                               ------------

     At September 30, 2002, the cost of investments for federal income tax purposes for the Prudent Bear Fund and the Prudent Safe Harbor Fund were $467,207,115 and $120,289,495, respectively.

     The tax character of distributions paid during 2002 and 2001 was as follows:

     Prudent Bear Fund                     2002                2001
                                           ----                ----

     Ordinary income                    $4,788,817          $7,742,215
     Long-term capital gain                      0                   0
                                        ----------          ----------
                                        $4,788,817          $7,742,215
                                        ----------          ----------
                                        ----------          ----------

     Prudent Safe Harbor Fund              2002                2001
                                           ----                ----
     Ordinary income                    $1,861,639            $190,263
     Long-term capital gain                      0                   0
                                        ----------            --------
                                        $1,861,639            $190,263
                                        ----------            --------
                                        ----------            --------

     As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                               Prudent Bear Fund     Prudent Safe Harbor Fund
                               -----------------     ------------------------
     Undistributed
       ordinary income            $14,391,140               $1,300,642
     Undistributed
       long-term gain             $12,688,038               $1,564,513

     The Prudent Bear Fund realized, on a tax basis, post October losses through September 30, 2002 of $2,251 which are not recognized for tax purposes until the first day of the following fiscal year.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds. For the period ended September 30, 2002, the Adviser agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes, short dividends and extraordinary expenses) to the extent necessary to ensure that the Prudent Safe Harbor Fund's total operating expenses did not exceed 1.50% of the average net assets. During the period ended September 30, 2002, the Adviser reimbursed the Prudent Safe Harbor Fund $30,867.

     U.S. BancorpFund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

5.   EXPENSE REDUCTIONS

     The Adviser had directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the period ended September 30, 2002, the Prudent Bear Fund and the Prudent Safe Harbor Fund's expenses were reduced by $114,013 and $1,572, respectively, by utilizing directed brokerage credits resulting in an expense ratio of 1.84%, 2.59%, and 1.50% being charged to Prudent Bear Fund No Load shareholders, Class C shareholders, and Prudent Safe Harbor Fund shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statement of Operations.

6.   FUTURES CONTRACTS

     At September 30, 2002, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $3,458,500 is included in the net unrealized appreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

     Number of       Underlying             MarketValue of          Unrealized
     Contracts       Instrument         Underlying Instrument      Appreciation
     ---------       ----------         ---------------------      ------------
       (285)       S&P 500 Index
                   Futures
                   December 2002            $(58,068,750)           $3,458,500

7.   OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written for the Prudent Bear Fund during the period ended September 30, 2002, were as follows:

                                      Premium Amount      Number of Contracts
                                      --------------      -------------------
     Options outstanding at
       September 30, 2001              $      --                    --
     Options written                     870,544                 1,400
     Options closed                     (854,164)               (1,200)
     Options exercised                        --                    --
     Options expired                     (16,380)                 (200)
                                       ---------                ------
     Options outstanding at
       September 30, 2002              $      --                    --
                                       ---------                ------
                                       ---------                ------

8.   TRANSACTIONS WITH AFFILIATES

     The following companies are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2001 through September 30, 2002. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940:

                                                                                                                      REALIZED
                               SHARE BALANCE                                       SHARE BALANCE                        GAINS
SECURITY NAME               AT OCTOBER 1, 2001   PURCHASES            SALES    AT SEPTEMBER 30, 2002    DIVIDENDS     (LOSSES)
-------------               ------------------   ---------            -----    ---------------------    ---------      -------
Alamos Minerals Ltd.                    --        2,533,334                --         2,533,334             --              --
Altius Minerals Corporation             --          800,000                --           800,000             --              --
Aura Systems, Inc.               4,814,200       17,790,000                --        22,604,200             --              --
Banro Corporation                       --          883,600                --           883,600             --              --
Canarc Resource Corp.            4,375,500          986,500                --         5,362,000             --              --
Candente Resource Corp.            765,700        1,840,000                --         2,605,700             --              --
Canyon Resources Corporation       658,677          402,299                --         1,060,976             --              --
Cardima, Inc.                    2,187,931        2,826,333                --         5,014,264             --              --
Chesapeake Gold Corp.                   --        1,502,200(1)<F34>        --         1,502,200             --              --
Dynatec Corporation              8,678,800               --           300,000         8,378,800             --     $   (12,729)
ECU Silver Mining Inc.           6,415,060        6,415,060         6,415,060         6,415,060             --      (1,008,027)
Excellon Resources, Inc.                --        2,000,000                --         2,000,000             --              --
IMA Exploration Inc.                    --        2,391,137                --         2,391,137             --              --
IRIDEX Corporation                      --          389,741                --           389,741             --              --
KleenAir Systems, Inc.                  --        2,686,500                --         2,686,500             --              --
Madison Enterprises Corp.               --        3,500,000                --         3,500,000             --              --
Metaline Mining Co. Inc.           700,000               --                --           700,000             --              --
Minefinders Corporation Ltd.     1,009,364          371,028         1,230,392           150,000             --       3,385,108
Nevada Pacific Gold Ltd.                --        2,001,000                --         2,001,000             --              --
Orezone Resources Inc.                  --        5,669,450                --         5,669,450             --              --
Pelangio Mines Inc.                     --        5,042,500                --         5,042,500             --              --
Platinum Group Metals Ltd.              --        1,514,500                --         1,514,500             --              --
Redstar Gold Corp.                      --        1,000,000                --         1,000,000             --              --
Rimfire Minerals Corporation            --        1,220,000                --         1,220,000             --              --
Ross River Minerals Inc.                --          625,000                --           625,000             --              --
Starfield Resources Inc.           762,025        1,907,263                --         2,669,288             --              --
Sultan Minerals Inc.             1,333,333        1,000,000                --         2,333,333             --              --
Tyhee Development Corp.                 --          650,000                --           650,000             --              --
Western Copper Holdings Limited         --        2,432,800                --         2,432,800             --              --
                                                                                                          ----      ----------
                                                                                                            --      $2,364,352
                                                                                                          ----      ----------
                                                                                                          ----      ----------

(1)<F34> 236,800 shares received from holdings of Francisco Gold Corporation on 7/17/2002.

9.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Safe Harbor Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Safe Harbor Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $615,832 for the No Load Shares and $33,416 for the Class C Shares pursuant to the Plans for the period ended September 30, 2002. The Prudent Safe Harbor Fund incurred $140,892 pursuant to the Plan for the period ended September 30, 2002.

10.  RESULTS OF PROXY (UNAUDITED)

     Following are the results from the shareholder vote taken on September 23, 2002 to elect directors to serve on the Board of Directors for the Prudent Bear Funds, Inc.:

     Prudent Bear Fund - No Load Shares
                                                SHARES           % OF TOTAL SHARES           % OF VOTED SHARES
     NOMINEE                SHARES FOR         AGAINST          FOR         AGAINST         FOR         AGAINST
     -------                ----------         -------          ---         -------         ---         -------
     David W. Tice        25,734,852.731     342,118.296      63.118%        0.839%       98.688%        1.312%
     Gregg Jahnke         25,667,083.725     409,887.302      62.951%        1.006%       98.428%        1.572%
     David Eric Luck      25,796,822.025     280,149.002      63.269%        0.688%       98.926%        1.074%
     Kim Evans            25,808,348.803     268,622.224      63.298%        0.659%       98.970%        1.030%
     Edmund M. McCarthy   25,807,431.395     269,539.632      63.296%        0.661%       98.966%        1.034%

     Prudent Bear Fund - Class C Shares
                                                SHARES           % OF TOTAL SHARES           % OF VOTED SHARES
     NOMINEE                SHARES FOR         AGAINST          FOR         AGAINST         FOR         AGAINST
     -------                ----------         -------          ---         -------         ---         -------
     David W. Tice          703,956.402       1,925.926       85.822%        0.234%       99.727%        0.273%
     Gregg Jahnke           703,956.402       1,925.926       85.822%        0.234%       99.727%        0.273%
     David Eric Luck        703,956.402       1,925.926       85.822%        0.234%       99.727%        0.273%
     Kim Evans              703,956.402       1,925.926       85.822%        0.234%       99.727%        0.273%
     Edmund M. McCarthy     703,956.402       1,925.926       85.822%        0.234%       99.727%        0.273%

     Prudent Safe Harbor Fund
                                                SHARES           % OF TOTAL SHARES           % OF VOTED SHARES
     NOMINEE                SHARES FOR         AGAINST          FOR         AGAINST         FOR         AGAINST
     -------                ----------         -------          ---         -------         ---         -------
     David W. Tice         6,362,919.030      38,359.495      71.127%        0.428%       99.401%        0.599%
     Gregg Jahnke          6,287,428.389     113,850.136      70.283%        1.272%       98.221%        1.779%
     David Eric Luck       6,363,647.122      37,631.403      71.135%        0.420%       99.412%        0.588%
     Kim Evans             6,363,915.304      37,363.221      71.138%        0.417%       99.416%        0.584%
     Edmund M. McCarthy    6,364,141.122      37,137.403      71.140%        0.415%       99.420%        0.580%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudent Bear Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Funds, Inc. (the "Funds") at September 30, 2002, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 22, 2002

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds are set forth below. The SAI includes additional information about the Funds' Directors and Officers and is available, without charge, upon request by calling 1-800-711-1848.

                                     TERM OF                                                   # OF PORTFOLIOS     OTHER
                       POSITIONS(S)  OFFICE AND                                                IN FUND COMPLEX     DIRECTORSHIPS
                       HELD WITH     LENGTH OF                   PRINCIPAL OCCUPATION          OVERSEEN BY         HELD BY DIRECTOR
NAME, ADDRESS AND AGE  THE FUND      TIME SERVED                 DURING PAST FIVE YEARS        DIRECTOR OR OFFICER OR OFFICER
---------------------  ------------  -----------                 ----------------------        ------------------- ----------------
David W. Tice*<F35>    Director,     Director - Indefinite,      President of David W. Tice            2           None
8140 Walnut Hill Lane  President     since 1995; President -     & Associates, Inc., the adviser
Suite 300              and           1 yr term, since 1995;      of the Funds since 1993;
Dallas, TX  75231      Treasurer     Treasurer - 1 yr term,      President of BTN Research,
Age: 47                              since 1995                  Inc.

David Eric Luck        Independent   Indefinite,                 President of Redstone Oil &           2           None
9223 Club Glen Drive   Director      since 1995                  Gas Company since 1988
Dallas, TX  75243
Age: 47

Kim Evans              Independent   Indefinite,                 Private investor                      2           None
1829 Claridge Court    Director      since 2000
Maitland, FL  32789
Age: 56

Gregg Jahnke*<F35>     Director,     Director - Indefinite,      Analyst and senior strategist         2           None
8140 Walnut Hill Lane  Vice          since 1995 (resigned        for David W. Tice &
Suite 300              President,    May 29, 2002 and            Associates, Inc.
Dallas, TX  75231      Secretary     reinstated September
Age: 44                              23, 2002); Vice President
                                     - 1 yr term, since 1995;
                                     Secretary - 1 yr term,
                                     since 1995

Edmund M. McCarthy     Director      Indefinite,                 Principal, President and CEO          2           None
6060 SW 85th Street                  since 2002                  of Financial Risk Management
Miami, FL 33143                                                  Advisors Co.
Age: 67

*<F35> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, INC.
   8140 WALNUT HILL LANE, SUITE 300
   DALLAS, TEXAS  75231
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN